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RMPOLLAK:DC:54030.5:09/10/97:04:41 pm



                FINANCING AND SECURITY AGREEMENT

     THIS FINANCING AND SECURITY AGREEMENT (the "Agreement") is made this 11th day of September, 1997, by and among ARGUSS HOLDINGS, INC., a Delaware corporation ("Arguss"), WHITE MOUNTAIN CABLE CONSTRUCTION CORP., a Delaware corporation ("White Mountain"), CONCEPTRONIC, INC., a Delaware corporation ("Conceptronic", together with Arguss and White Mountain collectively, the "Borrowers" and each a "Borrower") and NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                            RECITALS

     A. Arguss and White Mountain (the "White Mountain Borrowers") have applied to the Lender for various credit facilities consisting of (i) a term loan in the principal amount of Four Million and No/100 Dollars ($4,000,000.00) to be used to refinance existing debt, (ii) a line of credit in the maximum principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) to be used to finance capital expenditures and (iii) a revolving line of credit in the maximum principal amount of Three Million and No/100 Dollars ($3,000,000.00) to be used to for working capital and Arguss and Conceptronic (the "Conceptronic Borrowers") have applied to the Lender for a credit facility in the amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) to be used for working capital.

     B. The Lender is willing to make these credit facilities available to the Borrowers upon the terms and subject to the conditions hereinafter set forth.

                           AGREEMENTS

     NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consid eration, the receipt and sufficiency of which are hereby acknowl edged, the Borrowers and the Lender hereby agree as follows:

I.   DEFINITIONS

     SECTION  I.1     Certain Defined Terms.   As  used  in  this
Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

          "Account" individually and "Accounts" collectively mean all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in or a lease of goods, all rights to receive the payment of money or other consideration under present or future contracts (including, without limitation, all rights to receive payments under present ly existing or hereafter acquired or created letters of credit), or by virtue of merchandise sold or leased, services rendered, loans and advances made or other considerations given, by or set forth in or arising out of any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements or general interest in merchandise which gave rise to any or all of the foregoing, including all goods, all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including real property mortgages) given by any person with respect to any of the foregoing and all proceeds (cash and non-cash) of the foregoing.

          "Account Debtor" means any Person who is obligated on an Eligible Receivable and "Account Debtors" mean all Persons who are obligated on the Eligible Receivables.

          "Affiliate" means, with respect to any Borrowers, any Person, directly or indirectly controlling, directly or indir ectly controlled by, or under direct or indirect common control with any Borrower.

          "Agreement" means this Financing and Security Agreement and all amendments, modifications and supplements hereto which may from time to time become effective in accordance with the provisions of Section 11.10 hereof.

          "Assets" means, at any time, all assets that should, in accordance with GAAP consistently applied, be classified as assets on a consolidated balance sheet of the Borrowers.

          "Banking Day" shall mean any day that is not a Satur day, Sunday or banking holiday in the State of Maryland.

          "Collateral" shall mean all of the Borrowers' Accounts, chattel paper, Equipment, General Intangibles, Motor Vehicles, documents, instruments and Inventory, Leases (whether or not designated with initial capital letters), as those terms are defined in the Uniform Commercial Code as presently adopted and in effect in the State and shall also cover, without limitation,
(i) any and all property specifically included in those respective terms in this Agreement or in the Financing Documents and (ii) all proceeds (cash and non-cash, including, without limitation, insurance proceeds) of the foregoing.

          "Collection" means each check, draft, cash, money, instrument, item, and other remittance in payment or on account of payment of the Accounts or otherwise with respect to any Collateral, including, without limitation, cash proceeds of any returned, rejected or repossessed goods, the sale or lease of which gave rise to an Account, and other proceeds of Collateral; and "Collections" means the collective reference to all of the foregoing.

          "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrowers within the meaning of Section 414(b) or (c) of the Internal Revenue Code.

          "Default" has the meaning described in Article IX.

          "Default  Rate" means a rate equal to two percent  (2%)
per annum in excess of the highest interest rate payable under the Facility 1 Note.

          "Documents" means all documents and documents of title, whether now existing or hereafter acquired or created, and all proceeds (cash and non-cash of the foregoing).

          "EBIDTA" shall mean the sum of the Borrowers' net income, plus interest expense, plus income tax expense, plus depreciation expense, plus amortization expense.

          "Eligible Inventory" means all of the Conceptronic's finished goods Inventory which are completed, pre-sold and awaiting installation, valued at the lowest of (a) Conceptronic's net purchase cost or net manufacturing cost, (b) the lowest bulk market price, (c) Conceptronic's lowest bulk selling price, minus an allowance for normal profit margin for bulk sales, (d) any ceiling prices which may be established by any Law of any Govern mental Authority or (e) prevailing market value, excluding, however, any Inventory which consists of (i) any goods located outside of the United States, (ii) any goods located outside of a State in which the Lender has properly and unavoidably perfected its security interests by filing, free and clear of all other Liens, (iii) any goods not in the actual possession of, or in transit to, or from, Conceptronic (iv) any goods in the possession of a bailee, warehouseman, consignee or similar third party, (v) work-in-process, (vi) any goods the sale or other disposition of which has rise to an Account, (vii) any goods as to which the Lender determines in the exercise of its sole and absolute discretion at any time and in good faith are defective, unmerchantable, slow moving or obsolete, and (viii) any goods which the Lender in the good faith exercise of its sole and absolute discretion has deemed to be ineligible because the Lender otherwise considers the collateral value thereof to the Lender to be impaired or its ability to realize such value to be insecure. In the event of any dispute, under the foregoing criteria, as to whether goods are, or have ceased to be, Eligible Inventory, the decision of the Lender in the good faith exercise of its sole and absolute discretion shall control.

          "Eligible Receivable" and "Eligible Receivables" mean, at any time of determination thereof, each of the Conceptronic Borrowers' Accounts which conform and continue to conform to the following criteria to the satisfaction of the Lender (the "Eligibility Standards"): (a) the Account arose from a bona fide outright sale or lease of goods by either of the Conceptronic Borrowers, or from services performed by either of the Conceptronic Borrowers, and (i) such goods have been delivered to the appropriate Account Debtors or their respective designees, the Conceptronic Borrowers have in their possession shipping and delivery receipts evidencing such shipment and delivery, no return, rejection or repossession has occurred, and such goods have been finally accepted by the Account Debtor, or (ii) such services have been satisfactorily completed and accepted by the appropriate Account Debtor; (b) the Account is based upon an enforceable order or contract, written or oral, for goods delivered or for services performed, and the same were shipped, held, or performed in accordance with such order or contract; (c) the title of the Conceptronic Borrowers to the Account and, except as to the Account Debtor and any creditor which finances the Account Debtor's purchase of such goods, to any goods is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens and Liens created by the Account Debtors in connection with their interests in the goods, and the Conceptronic Borrowers otherwise have the full and unqualified right and power to assign and grant a security interest in it to the Lender as security and collateral for the payment of the Obligations; (d) the amount shown on the books of the Conceptronic Borrowers and on any invoice, certificate, schedule or statement delivered to the Lender is owing to the Conceptronic Borrowers and no partial payment has been received unless reflected with that delivery; (e) the Account is not subject to any claim of reduction, counterclaim, set off, recoupment, or other defense in law or equity, or any claim for credits, allowances, or adjustments by the Account Debtor because of returned, inferior, or damaged goods or unsatisfactory services, or for any other reason; (f) the Account Debtor has not returned or refused to retain, or otherwise notified the Conceptronic Borrowers of any dispute concerning, or claimed nonconformity of, any of the goods or services from the sale of which the Account arose; (g) the Account is not outstanding more than ninety (90) days from the date of the invoice therefor; (h) the Account is not owing by any Account Debtor for which the Lender has deemed fifty percent (50%) or more of such Account Debtor's other Accounts (or any portion thereof) due to the Conceptronic Borrowers to be non-Eligible Receivables; (i) the Account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the assignment by the Conceptronic Borrowers to the Lender of the Account arising with respect thereto; (j) the
Account Debtor is not a Subsidiary or other Affiliate of the Conceptronic Borrowers; (k) the Account Debtor is not a governmental authority or agency, domestic or foreign; (l) the Account, is from a foreign Account Debtor from either a division of a multinational corporation approved by the Lender or from an overseas manufacturers representative; (m) Conceptronic Borrowers are not indebted in any manner to the Account Debtor, with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by the Conceptronic Borrowers in the ordinary course of their business, (n) no part of the Account represents a progress billing or a retainage, (o) no bond has been issued or is contemplated with respect to the goods or services furnished by the Conceptronic Borrowers or with respect to the project or contract for which those goods or services were furnished, and (p) the Lender in the exercise of its sole and absolute discretion has not deemed the Account ineligible because of uncertainty as to the creditworthiness of the Account Debtor or because the Lender otherwise considers the collateral value thereof to the Lender to be impaired or its ability to realize such value to be insecure. In the event of any dispute, under the foregoing criteria, as to whether an Account is, or has ceased to be, an Eligible Receivable, the decision of the Lender in the exercise of its sole and absolute discretion shall con trol.

          "Enforcement Costs" shall mean all expenses, charges, costs and fees whatsoever (including, without limitation, attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) the collection or enforcement of any or all of the Obligations, (b) the preparation of or changes to this Agreement, the Notes, the Security Documents and/or any of the other Financing Documents,
(c) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, including, without limitation, those sums paid or advanced, and costs and expenses, more specifically described in Section 10.03, and (d) the monitoring, administration, processing, servicing of any or all of the Obligations and/or the Collateral.

          "Equipment" shall mean all equipment, machinery, furniture and fixtures and supplies of every nature, presently existing or hereafter acquired or created and wherever located, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions there for and all parts and equipment which may be attached to or which are necessary for the operation and use of such personal proper ty, whether or not the same shall be deemed to be affixed to real property, and all rights under or arising out of present or future contracts relating to the foregoing and all proceeds (cash and non-cash) of the foregoing.

          "ERISA"  means the Employee Retirement Income  Security
Act of 1974, as amended from time to time.

          "Event of Default" means an event which, with the giving of notice or lapse of time, or both, could or would constitute a Default under the provisions of this Agreement.

          "Facility 4 Loan Committed Amount" has the meaning described in Section 2.04 herein.

          "Facility 4 Loan Borrowing Base" means the sum of (a) eighty percent (80%) of the book value of Eligible Receivables (the "Receivable Borrowing Base") and (b) thirty five percent (35%) of the book value of Eligible Inventory, which shall not exceed at any time the Receivable Borrowing Base.

          "Fee Period" means a quarterly period starting with the calendar quarter ending December 31, 1997

          "Fees"  means the fees described in Sections  2.06  and
2.07 hereof.

          "Financing Documents" means at any time collectively and include this Agreement, each Note, the Security Documents, the Interest Rate Protection Agreement, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrowers and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with any of the Obliga tions and/or in connection with this Agreement, any Note, any of the Security Documents, any of the credit Facilities, and/or any of the Obligations.

          "Funded Senior Debt" means all indebtedness of the Borrowers, including the value of all capitalized leases.
          "GAAP" shall mean generally accepted accounting princi ples in the United States of America in effect from time to time.

          "General Intangibles" shall mean all general intangi bles of every nature, whether presently existing or hereafter acquired or created, including without limitation all books, correspondence, credit files, records, computer programs, comput er tapes, cards and other papers and documents in the possession or control of the Borrowers, claims (including without limitation all claims for income tax and other refunds), choses in action, contract rights, judgments, patents, patent licenses, trademarks, trademark licenses, licensing agreements, rights in intellectual property, Goodwill (including all Goodwill of the Borrowers' business symbolized by and associated with any and all trade marks, trademark licenses, copyrights and/or service marks), royalty payments, contractual rights, rights as lessee under any lease of real or personal property, literary rights, copyrights, service names, service marks, logos, trade secrets, all amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures or general or limited partnerships, rights in applications for any of the foregoing, and all proceeds (cash and non-cash) of the foregoing.

          "Governmental Authority" means any nation or govern ment, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated there under; (b) any "hazardous substance" as defined by the Comprehen sive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned or acquired by the Borrowers is prohibited by any Law similar to those set forth in this defini tion; and (d) any other substance which by Law requires special handling in its collection, storage, treatment or disposal.

          "Hazardous Materials Contamination" means the contamin ation (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials of any property owned, operated or controlled by the Borrowers or for which the Borrowers have responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned or acquired by the, and any other contamination by Hazardous Materials for which the Borrowers are, or are claimed to be, responsible.

          "Indebtedness for Borrowed Money" of a Person, at any time shall mean the sum at such time of (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) lease obligations of such Person which have been or should be, in accordance with GAAP, capitalized on the books of such Person, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof, and (e) any obligation of such Person or a commonly controlled entity to a multiemployer plan (as those terms are used under applicable ERISA statutes and regulations).

          "Inventory" means all inventory of the Borrowers, including, without limitation all packing, shipping, advertising, and promotional materials, and all documents of title or documents representing the same, all general intangibles necessary or beneficial for the disposition of the same, and all proceeds (cash and non-cash) of the foregoing.

          "Interest Rate Protection Agreement" means an interest rate protection agreement with the Lender or another financial institution acceptable to the Lender in a notational amount equal to the outstanding principal balance of the Facility 1 Note and the Facility 2 Note, with the Borrowers paying a fixed rate and receiving a floating rate, all on terms and subject to such conditions as shall be reasonably acceptable to the Lender.

          "Items of Payment" means each check, draft, cash, money, instrument, item, and other remittance in payment or on account of payment of the Accounts or otherwise with respect to any Collateral, including, without limitation, cash proceeds of any returned, rejected or repossessed Goods, the sale or lease of which gave rise to an Account, and other proceeds or products of Collateral; and "Items of Payment" means the collective reference to all of the foregoing.

          "Law" or "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority or political subdivision or agency thereof, or any court or similar entity established by any thereof.

          "Leases" means all of the Borrowers' present and future right, title and interest in and to any and all equipment leases, licensing and maintenance agreements and other understandings of or relating to the use, enjoyment of any Inventory or Equipment now or hereafter leased by the Borrowers, as lessor.

          "Liabilities" means, at any time, all liabilities that should, in accordance with GAAP consistently applied, be classi fied as liabilities on a balance sheet of the Borrowers.

          "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financing statement by any lessor in a true lease transaction, by any bailor in a true bailment transaction or by any consignor in a true consignment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction, by any bailee in a true bailment transaction or by any consignee in a true consignment transaction.

          "Loan" means a Facility 1 Loan, a Facility 2 Loan, any Facility 2 Term Loan, a Facility 3 Loan, or a Facility 4 Loan as the case may be, and "Loans" mean the Facility 1 Loan, the Facility 2 Loan, each Facility 2 Term Loan, the Facility 3 Loan and the Facility 4 Loan.

           "Motor Vehicles" means all of the Borrowers' motor vehicles, together with all additions, parts, accessories, special tools, attachments and accessions now and hereafter affixed thereto and/or used in connection therewith, and all cash and non-cash proceeds thereof.

          "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net  Worth"  means, at any time,  the  excess  of  (a)
Assets, over (b) Liabilities.

          "Note" means the Facility 1 Note, the Facility 2 Note, each Facility 2 Term Note, the Facility 3 Note or the Facility 4 Note, as the case may be, and "Notes" mean collectively the Facility 1 Note, the Facility 2 Note, each Facility 2 Term Note, the Facility 3 Note and the Facility 4 Note, and any other promissory note which may from time to time evidence the Obligations.

          "Obligations" means all present and future debts, obligations, and liabilities, whether now existing or contemplat ed or hereafter arising, of the Borrowers to the Lender under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the Notes, each Security Document, and any of the other Financing Documents, any of the Loans, and any of the Loans including, without limitation, the principal of, and interest on, the Notes, late charges, Enforcement Costs, and other prepayment penalties (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit, and also means all other present and future indebtedness, liabilities and obligations, now or hereafter becoming due or owing by the Borrowers to the Lender under or in connection with any "swap agreement" as defined in 11 U.S.C. 101 and/or the Interest Rate Protection Agreement, and also means all other present and future indebtedness, liabilities and obligations, whether now existing or contemplated or hereafter arising, of the Borrowers to the Lender of any nature whatsoever regardless of whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent; and any and all renewals, extensions and rearrangements of any such debts, obligations and liabilities.

          "Overdraft" means any excess of debit entries over collected funds on deposit in any banking account of the Borrowers.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "Permitted Liens" means: (a) Liens for Taxes which are not delinquent or which the Lender has determined in the exercise of its sole and absolute discretion (i) are being diligently contested in good faith and by appropriate proceedings, (ii) the Borrowers have the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting the Borrowers, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Lender; (b) deposits or pledges to secure obligations under worker's compen sation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens in favor of the Lender; (d) judgment Liens to the extent the entry of such judgment does not constitute an Event of Default under the terms of this Agreement or result in the sale of, or levy of execution on, any of the Collateral; and (e) such other Liens, if any, as are set forth on EXHIBIT C attached hereto and made a part hereof.

          "Person" shall mean and include an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, a government or political subdivision or agency thereof or any other entity.

          "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

          "Responsible Officer" means the chief executive officer of each of the Borrowers or the president of each of the Borrowers or, with respect to financial matters, the chief financial officer of each of the Borrowers.

          "Revolving  Loan Account" has the meaning described  in
Section 2.06.

          "Security Documents" shall mean collectively any assignment, pledge agreement, security agreement, mortgage, deed of trust, deed to secure debt, financing statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Lender on any collateral to secure the Obligations, as the same may from time to time be amended, restated, supplemented or otherwise modified.

          "Senior Management" shall be deemed to refer to the following executive positions: Chairman and Chief Executive
Officer,  President, Executive Vice President and Chief Financial
Officer.

            "Solvent"  means with respect to each Borrower,  that
(i) the fair value of all of such Borrower's properties and assets exceed the total amount of such Borrower's Indebtedness,
(ii) it is able to pay its debts as they mature, (iii) it does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage and (iv) it is not "insolvent@ as such term is defined in Section 101 (31) of Title 11 of the United States Code, 11.U.S.C. Section 101, et seq.

          "State" means the State of Maryland.

          "Subordinated Indebtedness" means all other Indebtedness incurred at any time by any of the Borrowers, the repayment of which is subordinated to the Obligations by a written agreement in form and substance satisfactory to the Lender in its sole and absolute discretion.

          "Subsidiary" means any corporation the majority of the voting shares of which at the time are owned directly by any Borrower and/or by one or more Subsidiaries of any of the Borrowers.

          "Tangible Net Worth" means, at any time, the sum at such time of: (a) the Net Worth less the total of (i) all assets which would be classified as intangible assets under GAAP, including, but not limited to goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (ii) capitalized organization and finance costs, (iii) residual values of operating leases and sales type leases, (iv) applicable reserves, allowances and other similar properly deductible items to the extent such reserves, allowances and other similar properly deductible items have not been previously deducted by the Lender in the calculation of Net Worth, (v) any revaluation or other write-up in book value of assets subsequent to the date of the most recent financial statements delivered to the Lender, and (vi) the amount of all loans and advances to, or investments in, any Person, excluding cash equivalents and deposit accounts maintained by the Borrowers with any financial institution, plus (b) Subordinated Indebtedness.

          "Taxes" mean all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on the Borrowers or any of their properties or assets or any part thereof or in respect of any of their franchises, businesses, income or profits.

          "Wholly Owned Subsidiary" means any domestic United States corporation all the shares of stock of all classes of which (other than directors' qualifying shares) at the time are owned directly or indirectly by the any of the Borrowers and/or by one or more Wholly Owned Subsidiaries of any of the Borrowers.

     SECTION I.2 Accounting Terms and Other Definitional Provisions. Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined herein, all terms used herein which are defined by the Maryland Uniform Commercial Code shall have the same meanings as assigned to them by the Maryland Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agree ment shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are references to Sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents and any of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

II.  BORROWING

     SECTION II.1 The Facility 1 Loan. (a)The Lender agrees to lend to the White Mountain Borrowers and the White Mountain Borrowers agree to borrow from the Lender the principal sum of Four Million and No/100 Dollars ($4,000,000.00) (the "Facility 1 Loan"). The joint and several obligation of the White Mountain Borrowers to repay the Facility 1 Loan shall be evidenced by the White Mountain Borrowers' Promissory Note of even date herewith (the "Facility 1 Note") payable to the Lender in the form attached hereto as EXHIBIT A-1. The Facility 1 Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 1 Note.

          (b) The proceeds of the Facility 1 Loan shall be used by the White Mountain Borrowers for the purposes set forth in Recital A above, and, unless prior written consent of the Lender is obtained, for no other purpose.

          (c) The White Mountain Borrowers may prepay the principal sum outstanding on the Facility 1 Loan only in accordance with the terms of the Facility 1 Note. Sums borrowed and repaid may not be readvanced.

     SECTION II.2 The Facility 2 Loan. (a)The Lender agrees to lend to the White Mountain Borrowers on a revolving basis from time to time the maximum principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) (the "Facility 2 Loan"). The joint and several obligation of the White Mountain Borrowers to repay the advances under the Facility 2 Loan shall be evidenced by the White Mountain Borrowers' Facility 2 Note of even date herewith (the "Facility 2 Note") payable to the Lender in the form attached hereto as EXHIBIT A-2. Advances under the Facility 2 Loan shall be converted to one or more term loans (the "Facility 2 Term Loans" and each a "Facility 2 Term Loan") at the times and in such amounts as required pursuant to the terms of this Agreement. At the time of each conversion of principal outstanding under the Facility 2 Loan to a Facility 2 Term Loan (each such date being called a "Conversion Date"), the White Mountain Borrowers shall execute and deliver to the Lender a Facility 2 Term Note (each a "Facility 2 Term Note" and collectively, the "Facility 2 Term Notes") payable to the Lender in the form attached hereto as EXHIBIT A-3. The White Mountain Borrowers agree that the outstanding principal amount under the Facility 2 Note shall be converted into fully amortizing term loans on the earlier of (i) the date on which the outstanding balance thereof exceeds $750,000, or (ii) the date which is six (6) months from the date of the execution and delivery of the Facility 2 Note or the immediately preceding Conversion Date. The Facility 2 Note and each Facility 2 Term Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 2 Note and each Facility 2 Term Note, as the case may be.

          (b) The White Mountain Borrowers may prepay the principal sum outstanding on the Facility 2 Loan only in accordance with the terms of the Facility 2 Note and each Facility 2 Term Note. Sums borrowed and repaid may be readvanced under the Facility 2 Note, subject to the terms and conditions of this Agreement.

          (c) The proceeds of the Facility 2 Loan shall be used by the White Mountain Borrowers for the purposes set forth in Recital A above, and, unless prior written consent of the Lender is obtained, for no other purpose.

     SECTION II.3 The Facility 3 Loan. (a)The Lender agrees to lend to the White Mountain Borrowers on a revolving basis from time to time the maximum principal amount of Three Million and No/100 Dollars ($3,000,000.00) (the "Facility 3 Loan"). The joint and several obligation of the White Mountain Borrowers to repay the advances under the Facility 3 Loan shall be evidenced by the White Mountain Borrowers' Facility 3 Note of even date herewith (the "Facility 3 Note") payable to the Lender in the form attached hereto as EXHIBIT A-4. The Facility 3 Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 3 Note.

          (b) The White Mountain Borrowers may prepay the principal sum outstanding on the Facility 3 Loan only in accordance with the terms of the Facility 3 Note. Sums borrowed and repaid may be readvanced under the terms and conditions of this Agreement.

          (c) The proceeds of the Facility 3 Loan shall be used by the White Mountain Borrowers for the purposes set forth in Recital A above, and, unless prior written consent of the Lender is obtained, for no other purpose.

     SECTION  II.4    The Facility 4 Loan.       (a)  The  Lender
agrees to lend to the Conceptronic Borrowers on a revolving basis from time to time the principal amount (the "Facility 4 Loan") not to exceed at any time outstanding the lesser of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) or the Facility 4 Loan Borrowing Base (the "Facility 4 Loan Committed Amount").

          (b) If at any time the outstanding principal balance of the Facility 4 Loan exceeds the limitations provided in subsection (a) above, the Conceptronic Borrowers promise to pay to the order of the Lender, on demand, the amount of the excess.

          (c) The joint and several obligation of the Conceptronic Borrowers to repay the advances under the Facility 4 Loan shall be evidenced by the Conceptronic Borrowers' Facility 4 Revolving Promissory Note of even date herewith (the "Facility 4 Note") payable to the Lender in the form attached hereto as EXHIBIT A-5. The Facility 4 Note shall bear interest and shall be repaid by the Conceptronic Borrowers in the manner and at the times set forth in the Facility 4 Note.

          (d) The Conceptronic Borrowers may prepay the principal sum outstanding on the Facility 4 Loan only in accordance with the terms of the Facility 4 Note. Sums borrowed and repaid may be readvanced under the terms and conditions of this Agreement.

          (e) The proceeds of the Facility 4 Loan shall be used by the Conceptronic Borrowers for the purposes set forth in Recital A above, and, unless prior written consent of the Lender is obtained, for no other purpose.

     SECTION II.5 Advance Loan Procedure. (a) Arguss shall notify the Lender not later than 12:00 Noon (Washington, D.C.
time) on the date of each proposed advance.

          (b) The Conceptronic Borrowers shall furnish to the Lender such schedules, certificates, lists, records, reports, information and documents as required by the Lender from time to time so that the Lender may, in its discretion, determine the Facility 4 Loan Borrowing Base.

          (c) In addition, the Borrowers hereby irrevocably authorize the Lender to make advances under the Loans at any time and from time to time, without further request from or notice to the Borrowers, which the Lender, in its sole and absolute discretion, deems necessary or appropriate to protect the Lender's interests under this Agreement or otherwise, including, without limitation, advances made to cover Overdrafts, principal of, and/or interest on, any Loans, fees, and/or Enforcement Costs, prior to, on, or after the termination of this Agreement, regardless of whether the aggregate amount of the advances which the Lender may make hereunder exceeds any Loan amount. The Lender shall have no obligation whatsoever to make any advance under this subsection and the making of one or more advances under this subsection shall not obligate the Lender to make other similar advance or advances. Any such advances will be secured by the Collateral.

     SECTION II.6 Revolving Loan Account. The Lender will establish and maintain a loan account on its books (the "Revolv ing Loan Account") to which the Lender will (a) debit (i) the principal amount of each advance (the "Revolving Loans") made by the Lender hereunder as of the date made, (ii) the amount of any interest accrued on the Revolving Loans as and when due, and (ii) any other amounts due and payable by any or all of the Borrowers to the Lender from time to time under the provisions of this Agreement in connection with the Revolving Loans, including, without limitation, Enforcement Costs, Fees, late charges, and service, collection and audit fees, as and when due and payable, and (b) credit all payments made by the Borrowers to the Lender on account of the Revolving Loans as of the date made including, without limitation, funds credited to the Collateral Account and collected and paid to the Lender, the Lender reserving the right, exercised in its sole and absolute discretion from time to time, to provide earlier credit or to disallow credit for any Collection which is unsatisfactory to the Lender.

     The Lender may debit the Revolving Loan Account for the amount of any Collection which is returned to the Lender unpaid. All credit entries to the Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by the Lender in cash or solvent credits. The Borrowers hereby jointly and severally promise to pay to the order of the Lender, on demand, an amount equal to the excess, if any, of all debit entries over all credit entries recorded in the Revolving Loan Account under the provisions of this Agreement.

     SECTION II.7 Lock Box Account. The Borrowers shall, if so directed by the Lender, establish a lock box to which Items of Payments may be sent and shall direct the Borrowers' customers and others as the Lender may require to forward payments to that lock box. Items of Payment received in the lock box shall be deposited into the Borrowers' operating account maintained with the Lender, or after an Event of Default, as directed by the Lender.

     SECTION II.8 Unused Fees. The White Mountain Borrowers jointly and severally agree to pay to the Lender on the first day of each Fee Period commencing after the date of this Agreement an unused loan fee (computed on the basis of a year consisting of three hundred and sixty (360) days for the actual number of days elapsed) of one half of one percent (.5%) per annum on the daily average of the unused amount of the Facility 2 Loan. The Conceptronic Borrowers jointly and severally agree to pay to the Lender on the first day of each Fee Period commencing after the date of this Agreement an unused loan fee (computed on the basis of a year consisting of three hundred and sixty (360) days for the actual number of days elapsed) of one percent (1.0%) per annum on the daily average of the unused amount of the Facility 4 Loan.

     SECTION II.9 Commitment Fee. The Borrowers agree to pay a commitment fee in the amount of $25,000 in connection with the Loans, one half ($12,500) of which was paid to the Lender at the execution of the commitment letter; the balance of $12,500 shall be paid on the date of the execution of this Agreement.

     SECTION II.10 Transactions under this Agreement Between the Borrowers and the Lender. In respect to any advance and all other matters under or in connection with this Agreement and any transactions contemplated hereby, the Borrowers authorize the Lender to accept, rely upon, act upon and comply with, any verbal or written instructions, requests, confirmations and orders of any employee or representative of the Borrowers designated by the Borrowers in writing delivered to the Lender from time to time. The Borrowers acknowledge that the transmission between the Borrowers and the Lender of any such instructions, requests, confirmations and orders involves the possibility of errors, omissions, mistakes and discrepancies and agrees to adopt such internal measures and operational procedures to protect their interests. By reason thereof, the Borrowers hereby assume all risk of loss and responsibility for, releases and discharges the Lender from any and all responsibility or liability for, and agrees to indemnify, reimburse on demand and hold the Lender harmless from, any and all claims, actions, damages, losses, liability and expenses by reason of, arising out of or in any way connected with or related to, (i) the Lender's acceptance, reliance and actions upon, compliance with or observation of any such instructions, requests, confirmations or orders, and (ii) any such errors, omissions, mistakes and discrepancies, except those caused by the Lender's gross negligence or willful miscon duct.

     SECTION II.11 Account Statements. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be presumed conclusively to be correct and shall constitute an account stated between the Lender and the Borrowers unless the Lender receives specific written objection thereto from the Borrowers within thirty (30) Banking Days after such statement or reconciliation shall have been sent by the Lender.

     SECTION II.12 Overdraft Advances. If, after the close of business on any Banking Day, any banking account of the Borrowers with the Lender is determined by the Lender to have an Overdraft, the Lender, in its sole discretion on each and any such occasion may (and is hereby irrevocably authorized by the Borrowers to), but is not obligated to, make an advance under any of the Revolving Loans to the Borrowers in a principal amount equal to any such Overdraft as of the close of business on such Banking Day. All Overdrafts shall be secured by the Collateral.

III. COLLATERAL

     As security for the payment of all of the Obligations, the Borrowers hereby assign, grant and convey to the Lender and agree that the Lender shall have a perfected, continuing security interest in all of the Collateral. The Borrowers further agree that the Lender shall have in respect the Collateral all of the rights and remedies of a secured party under the Maryland Uniform Commercial Code and under other applicable Laws and Security Documents, as well as those provided in this Agreement. The Borrowers covenant and agree to execute and deliver such financing statements and other instruments and filings as are necessary in the opinion of the Lender to perfect such security interest. Notwithstanding the fact that the proceeds of the Col lateral constitute a part of the Collateral, the Borrowers may not dispose of the Collateral, or any part thereof, other than in the ordinary course of their business or as otherwise may be permitted by this Agreement.

IV.  UNCONDITIONAL OBLIGATIONS

     The payment and performance by the Borrowers of the Obliga tions shall be absolute and unconditional, irrespective of any defense or any rights of set-off, recoupment or counterclaim it might otherwise have against the Lender and the Borrowers shall pay absolutely net all of the Obligations, free of any deductions and without abatement, diminution or set-off; and until payment in full of all of the Obligations, the Borrowers: (a) will not suspend or discontinue any payments provided for in the Notes;
(b) will perform and observe all of their other agreements con tained in this Agreement, including (without limitation) all payments required to be made to the Lender; and (c) will not terminate or attempt to terminate this Agreement for any cause.

V.   REPRESENTATIONS AND WARRANTIES

     To induce the Lender to make the Loans, the Borrowers repre sent and warrant to the Lender and, unless the Lender is notified by the Borrowers of a change or changes effecting such representations and warranties, shall be deemed to represent and warrant to the Lender at the time each request for an advance under the Loans is submitted and again at the time any advance is made under the Loans that:

     SECTION  V.1     Subsidiaries.   Except  as  set  forth   in
Schedule 5.01 attached hereto, the Borrowers have no Subsidiar ies.

     SECTION V.2    Solvency.  Each of the Borrowers are Solvent.

     SECTION V.3 Good Standing. Each of the Borrowers (a) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

     SECTION V.4 Power and Authority. Each of the Borrowers have full power and authority to execute and deliver this Agreement and each of the other Financing Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority is required as a condition to the validity or enforceability of this Agreement or any of the other Financing Documents executed and delivered by the Borrowers.

     SECTION V.5 Binding Agreements. This Agreement and each of the other Financing Documents executed and delivered by the Borrowers have been properly executed by the Borrowers, constitute valid and legally binding obligations of the Borrowers, and are fully enforceable against the Borrowers in accordance with their respective terms.

     SECTION V.6 Litigation. There are no proceedings pending or, so far as any of the Borrowers know, threatened before any court or administrative agency which will materially adversely affect the financial condition or operations of any of the Borrowers or any Subsidiary, or the authority of the Borrowers to enter into this Agreement or any of the other Financing Documents executed and delivered by the Borrowers.

     SECTION V.7 No Conflicting Agreements. There is (a) no charter, by-law or preference stock provision of the Borrowers and no provision of any existing mortgage, indenture, contract or agreement binding on the Borrowers or affecting their property, and (b) to the knowledge of the Borrowers, no provision of law or order of court binding upon the Borrowers, which would conflict with or in any way prevent the execution, delivery, or perfor mance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrowers, or which would be violated as a result of such execution, delivery or performance.
     SECTION V.8 Financial Condition. The financial statements of the Borrowers dated June 30, 1997 are complete and correct and, in the opinion of the Borrowers, fairly present the current financial condition of the Borrowers and have been pre pared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no material liabilities, direct or indirect, fixed or contingent, of the Borrowers as of the date of such financial statements which are not reflected therein or in the notes thereto. There has been no adverse change in the financial condition or operations of the Borrowers since the date of such financial statements (and to the Borrowers' knowledge, no such adverse change is pending or threatened), and the Borrowers have not guaranteed the obligations of, or made any investments in or advances to, any company, individual or other entity except as disclosed in such financial statements.

     SECTION V.9 Taxes. The Borrowers have filed or has caused to have been filed all federal, state and local tax returns which, to the knowledge of the Borrowers, are required to be filed, and have paid or caused to have been paid all taxes as shown on such returns or on any assessment received by them, to the extent that such taxes have become due, unless and to the extent only that such taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrowers and adequate reserves therefor have been established as required under generally accepted accounting principles.

     SECTION V.10 Compliance With Law. The Borrowers are not in violation of any law, ordinance, governmental rule or regulation to which it is subject and the violation of which would have a material adverse effect on the conduct of their business, and the Borrowers have obtained any and all licenses, permits, franchises or other governmental authorizations necessary for the ownership of their properties and the conduct of their business.

     SECTION V.11 Place(s) of Business and Location of Collater al. Each of the Borrowers warrant that the address of the respective Borrowers' chief executive office is as specified in EXHIBIT B attached hereto and made a part hereof and that the address of each other place of business of each of the Borrowers, if any, is as disclosed to the Lender in EXHIBIT B. The Collateral and all books and records pertaining to the Collateral are and will be located at the address indicated on EXHIBIT B.
The Borrowers will immediately advise the Lender in writing of the opening of any new place of business or the closing of any of their existing places of business, and of any change in the location of the places where the Collateral, or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept. The proper and only places to file financing statements with respect to the Collateral within the meaning of the Uniform Commercial Code are the State Department of Assessments and Taxation. A copy of a fully executed financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the Maryland Uniform Commercial Code.

     SECTION V.12 Title to Properties. The Borrowers have good and marketable title to all of their properties, including the Collateral, and the Collateral is free and clear of mortgages, pledges, liens, charges and other encumbrances other than the Permitted Liens.

     SECTION V.13 Margin Stock. None of the proceeds of any of the Loans will be used, directly or indirectly, by the Borrowers for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "margin security" and "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

     SECTION V.14 ERISA. With respect to any "pension plan" as defined in Section 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by the Borrowers and/or by any Commonly Controlled Entity: (a) no "accumulated funding deficiency" as defined in Code 412 or ERISA 302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no "reportable event" as defined in ERISA 4043 has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) neither the Borrowers nor any Commonly Controlled Entity has incurred a "complete withdrawal" within the meaning of ERISA 4203 from any multiemployer plan; (e) neither the Borrowers nor any Commonly Controlled Entity has incurred a "partial withdrawal" within the meaning of ERISA 4205 with respect to any multiemployer plan; (f) no multiemployer plan to which the Borrowers or any Commonly Controlled Entity has an obligation to contribute is in "reorganization" within the meaning of ERISA 4241 nor has notice been received by the Borrowers or any Commonly Controlled Entity that such a multi employer plan will be placed in "reorganization".

     SECTION V.15 Governmental Consent. Neither the nature of the Borrowers nor of their business or properties, nor any relationship between the Borrowers and any other entity or person, nor any circumstance in connection with the making of the Loans, or the offer, issue, sale or delivery of the Notes is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority, on the part of the Borrowers, as a condition to the execution and delivery of this Agreement or any of the other Financing Documents, the borrowing of the principal amounts of the Loans or the offer, issue, sale or delivery of the Notes.

     SECTION V.16 Inventory. With respect to all Inventory of the Borrowers, as reflected on the books and records of the Borrowers, (a) such Inventory is of good and merchantable quality, free from defects, and (b) such Inventory is not stored with a bailee, warehouseman or similar party, and such Inventory is located at the places of business indicated on EXHIBIT B.

     SECTION V.17 Full Disclosure. The financial statements referred to in this Part V do not, nor does this Agreement, nor do any written statements furnished by the Borrowers to the Lender in connection with the making of the Loans, contain any untrue statement of fact or omit a fact necessary to make the statements contained therein or herein not misleading. There is no fact which the Borrowers have not disclosed to the Lender in writing which materially adversely affects or, will or could prove to materially adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Borrowers or the ability of the Borrowers to perform this Agreement.

     SECTION V.18 Presence of Hazardous Materials or Hazardous Materials Contamination. To the best of the Borrowers' knowledge, (a) no Hazardous Materials are located on any real property owned, controlled or operated by any of the Borrowers or for which any of the Borrowers are responsible, except for reasonable quantities of necessary supplies for use by the Borrowers in the ordinary course of the their current line of business and stored, used and disposed in accordance with applicable Laws; and (b) no property owned, controlled or operated by the Borrowers have ever been used as a manufacturing, storage, or dump site for Hazardous Materials nor is affected by Hazardous Materials Contamination at any other property.

     SECTION V.19 Intellectual Property. To the best of their knowledge, the Borrowers own or possess all of the patents, trademarks, service marks, trade names, copyrights and licenses and all rights with respect thereto necessary for the present and planned future operation of their business, without any conflict with the rights of any other Person.

     SECTION V.20   Business Names and Addresses.  In the  twelve
(12) years preceding the date hereof, the Borrowers have not conducted business under any name other than their current name nor conducted their business in any jurisdiction other than those disclosed on EXHIBIT B attached hereto.

     SECTION V.21 No Default. There is no Event of Default (as hereinafter defined) and no event has occurred and no condition exists which with the giving of notice or the passage of time would constitute an Event of Default. The Borrowers are not in default under the terms of any other agreement or instrument to which it may be a party or by which the Collateral or any of their properties may be bound or subject.

     SECTION V.22 Compliance with Eligibility Standards. Unless the Lender is advised by the Borrowers in writing to the contrary, each Account and each lease described in any schedule, certificate, record and data furnished to the Lender for purposes of calculating the Facility 4 Borrowing Base will at all times meet and comply with the eligibility requirements set forth in this Agreement.

     SECTION V.23 Accounts. With respect to all Accounts and to the best of the Borrowers' knowledge (a) they are genuine, and in all respects what they purport to be, and are not evidenced by a judgment, an instrument, or chattel paper (unless such judgment has been assigned and such instrument or chattel paper has been endorsed and delivered to the Lender); (b) they represent undis puted, bona fide transactions completed in accordance with the terms and provisions contained in the invoices and purchase orders relating thereto; (c) the goods sold (or services ren dered) which resulted in the creation of the Accounts have been delivered or rendered to and accepted by the Account Debtor; (d) the amounts shown on the Borrowers' books and records, with respect thereto are actually and absolutely owing to the Borrowers and are not contingent for any reason; (e) no payments have been or shall be made thereon except payments turned over to the Lender by the Borrower; (f) there are no set-offs, counterclaims or disputes known by the Borrowers or asserted with respect thereto, and the Borrowers have made no agreement with any Account Debtor thereof for any deduction or discount of the sum payable thereunder except regular discounts allowed by the Borrowers in the ordinary course of their business for prompt payment; (g) there are no facts, events or occurrences known to the Borrowers which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder; (h) all Account Debtors thereof, to the best of the Borrowers' knowledge, have the capacity to contract; (i) the goods sold or transferred or the services furnished giving rise thereto are not subject to any liens except the security interest granted to the Lender by this Agreement; (j) the Borrowers have no knowledge of any fact or circumstance which would impair the validity or collectibility thereof; and (k) there are no proceedings or actions known to the Borrowers which are threatened or pending against any Account Debtor which might result in any material adverse change in their financial condition.

VI.  CONDITIONS OF LENDING

     The making of the Loans and any advance thereunder is subject to the following conditions precedent:

     SECTION VI.1 Opinion of Counsel for the Borrowers. On the date hereof, the Lender shall receive the favorable written opinion of counsel for the Borrowers satisfactory in all respects to the Lender.

     SECTION VI.2 Approval of Counsel for the Lender. All legal matters incident to the Loans and all documents necessary in the opinion of the Lender to make the Loans shall be satisfactory in all material respects to counsel for the Lender.

     SECTION VI.3 Supporting Documents. The Lender shall receive on the date hereof: (a) a certificate of the Secretary of each of the Borrowers, in a form acceptable to the Lender in all respects, dated as of the date hereof and certifying (i) that attached thereto is a true, complete and correct copy of resolutions adopted by the Board of Directors of the Borrower authorizing the execution and delivery of this Agreement, the Notes and the other Financing Documents, and the Obligations, and
(ii) as to the incumbency and specimen signature of each officer of each of the Borrowers executing this Agreement, the Notes and the other Financing Documents, and a certification by the President or any Vice President of each of the Borrowers as to the incumbency and signature of the Secretary of each of the Borrowers; (b) such other documents as the Lender may reasonably require the Borrowers to execute, in form and substance acceptable to the Lender; and (c) such additional information, instruments, opinions, documents, certificates and reports as the Lender may reasonably deem necessary.

     SECTION  VI.4    Financing Documents.  All of the  Financing
Documents required by the Lender shall be executed, delivered and, if deemed necessary by the Lender, recorded, all at the sole expense of the Borrowers.

     SECTION VI.5 Insurance. The Borrowers shall have satisfied the Lender that any and all insurance required by this Agreement is in effect as of the date of this Agreement, and that, to the extent required by the Financing Documents, the Lender has been named as an insured lienholder.

     SECTION VI.6 Security Documents. In order to perfect the lien and security interest created by this Agreement, the Borrow ers shall have executed and delivered to the Lender all financing statements and Security Documents (in form and substance acceptable to the Lender in its sole discretion) deemed necessary by the Lender, in a sufficient number of counterparts for recordation, and, at the Borrowers' sole expense, shall record all such financing statements and Security Documents, or cause them to be recorded, in all public offices deemed necessary by the Lender.

     SECTION VI.7 Termination Statements. The Lender shall have received from creditors of the Borrowers confirmation that they will execute and deliver to the Lender all termination state ments covering the Collateral required by the Lender immediately after closing.

     SECTION VI.8 Compliance. At the time of the making of each advance hereunder (a) the Borrowers shall have complied and shall then be in compliance with all the terms, covenants and conditions of this Agreement which are binding upon it, (b) there shall exist no Event of Default and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, and (c) the representations and warranties contained in Part V shall be true with the same effect as though such representations and warranties had been made at the time of the making of the advance.

     SECTION  VI.9    Interest  Rate Protection  Agreement.   The
Borrowers shall execute and deliver to the Lender one or more interest rate protection agreements.

VII. AFFIRMATIVE COVENANTS OF BORROWERS

     Until payment in full and the performance of all of the Obligations hereunder, the Borrowers each shall:

     SECTION VII.1  Financial Statements.  Furnish to the Lender:

          (a) Annual Statements and Certificates. As soon as available but in no event more than ninety one (91) days after the close of each of Arguss' fiscal years, (i) a copy of the audited consolidated financial statement and an unaudited consolidating financial statement relating to Arguss, broken out by business segment and otherwise in reasonable detail satis factory to the Lender, prepared in accordance with GAAP and certi fied by an independent certified public accountant satisfactory to the Lender, which financial statement shall include a balance sheet as at the end of such fiscal year, an income statement, a statement of cash flow, and a reconciliation of shareholders' equity, all prepared in a format acceptable to the Lender.

          (b) Quarterly Statements and Certificates. As soon as available but in no event more than forty-five (45) days after the close of each of Arguss' fiscal quarters consolidated and consolidating balance sheets of Arguss as at the close of such period and income and expense statements for such period, certified by the principal financial officer of Arguss and accompanied by a certificate of that officer setting forth the consolidated Net Worth of Arguss and accompanied by a certificate of that officer setting forth the calculation of all financial covenants under this Agreement and stating whether any event has occurred which constitutes an Event of Default or which would constitute an Event of Default with the giving of notice or the lapse of time or both, and, if so, stating the facts with respect thereto. In addition, Arguss shall provide the Lender with a report for the period then ending, in such detail as the Lender may reasonably request, an aging of the Borrowers' Accounts, and finished goods inventory, all prepared in a format acceptable to the Lender.

          (c) Borrowing Base Reports. As soon as available but in no event more than forty-five (45) days after the end of each calendar month, the Conceptronic Borrowers shall deliver to the Lender a fully completed certificate signed by a principal financial officer of each of the Conceptronic Borrowers (each a "Borrowing Base Certificate" and collectively, the "Borrowing Base Certificates") as of such date in the form of EXHIBIT D attached hereto. Each Borrowing Base Certificate shall be effective only as accepted by the Lender (and with such revision, if any, as the Lender may require as a condition to such acceptance), such acceptance to be presumed unless the Lender otherwise notifies the Conceptronic Borrowers within five (5) Banking Days after receipt of such Borrowing Base Certificate.

          (d) Compliance Certificate. As soon as available but in no event more than forty-five (45) days after the end of each fiscal quarter, the Borrowers shall deliver to the Lender a certificate, certified by the principal financial officer of each of the Borrowers, which shall indicate the Borrowers' compliance or noncompliance with all financial, affirmative and negative covenants, and shall detail the method of all such financial covenants.

          (e) Vehicle List. As soon as available but in no less frequently than once every six (6) months, the Borrowers shall deliver to the Lender a fully completed list of cable construction related vehicles, which list shall include vehicle identification numbers.

          (f) Reports to SEC and to Stockholders. Arguss will furnish to the Lender, promptly upon the filing or making thereof, at least one (l) copy of all financial statements, reports, notices and proxy statements sent by Arguss to its stock holders, and of all regular and other reports filed by Arguss with any securities exchange or with the Securities and Exchange Commission.

          (g) Additional Reports and Information. With reason able promptness, such additional information, reports or state ments as the Lender may from time to time reasonably request.

     SECTION VII.2  Financial Covenants.

     (a) Total Cash Flow to Total Cash Uses. Maintain, tested as of the last day of each of Arguss' fiscal quarters for the four
(4) quarter period ending on that date, a ratio of (i) net income, plus interest expense, plus depreciation expense, plus amortization expense, less dividends paid in cash to (b) its interest expense, plus scheduled principal repayments of debt and capital leases for such year, not less than 1.2 to 1.0.

     (b) Funded Senior Debt to EBIDTA. Maintain, tested as of the last day of each of Arguss' fiscal quarters for the four (4) quarter period ending on that date, a ratio of Funded Senior Debt to EBIDTA of not greater than 2.5 to 1.0.

     SECTION VII.3 Taxes and Claims. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon them or any of their income or properties prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of their properties; provided, however, the Borrowers shall not be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings.

     SECTION   VII.4    Corporate  Existence.    Maintain   their
corporate existence in good standing in the jurisdiction in which they are incorporated and in each jurisdiction where they is required to register or qualify to do business.

     SECTION  VII.5   Compliance  with  Laws.   Comply  with  all
applicable federal, state and local laws, rules and regulations to which they are subject and the violation of which would have a material adverse effect on the conduct of their business.

     SECTION VII.6 Governmental Regulation. Promptly notify the Lender in the event that any of the Borrowers receive any notice, claim or demand from any governmental agency which alleges that any of the Borrowers are in violation of any of the terms of, or has failed to comply with any applicable order issued pursuant to any federal or state statute regulating their operation and business, including, but not limited to, the Occupational Safety and Health Act and the Environmental Protection Act.

     SECTION VII.7 Litigation. Give prompt notice in writing, with a full description to the Lender, of all litigation and of all proceedings before any court or any governmental or regulato ry agency affecting any of the Borrowers which, if adversely decided, would materially affect the conduct of any of the Borrowers' business, the financial condition of any of the Borrowers, or in any manner affect the Collateral.
     SECTION VII.8 Use of Proceeds. Use the proceeds of the Loans for the purpose or purposes set forth in Recital A above and, without the prior written consent of the Lender, for no other purpose or purposes.

     SECTION VII.9 Maintenance of Properties. Keep and maintain, their properties, whether owned in fee or otherwise, or leased, in good operating condition; make all proper repairs, renewals, replacements, additions and improvements thereto needed to maintain such properties in good operating condition; comply with the provisions of all leases to which they are a party or under which they occupy property so as to prevent any loss or forfeiture thereof or thereunder; and comply with all laws, rules, regulations and orders applicable to their properties or business or any part thereof.

     SECTION VII.10 Other Liens, Security Interests, etc. Keep their properties and assets, including, without limitation, the Collateral, free from all liens, security interests and claims of every kind and nature, other than the security interest granted to the Lender pursuant to this Agreement.

     SECTION VII.11 Books and Records. (a) Keep and maintain accurate books and records, (b) make entries on such books and records in form satisfactory to the Lender disclosing the Lender's assignment of, and security interest in and lien on, the Collateral and all collections received by the Borrowers on their Accounts, (c) furnish to the Lender promptly upon request such information, reports, contracts, invoices, lists of purchases of Inventory (showing names, addresses and amount owing) and other data concerning Account Debtors and the Borrowers' Accounts and Inventory and all contracts and collection(s) relating thereto as the Lender may from time to time specify, (d) unless the Lender shall otherwise consent in writing, keep and maintain all such books and records mentioned in (a) above only at the addresses listed in EXHIBIT B, and (e) permit any Person designated by the Lender to enter the premises of the Borrowers and examine, audit and inspect the books and records at any reasonable time and from time to time without notice.

     SECTION  VII.12  Business Names.   Immediately  notify   the
Lender of any change in the name under which they conduct their business.

     SECTION VII.13 ERISA. Maintain at all times such bonding as is required by ERISA. As soon as practicable and in any event within 15 days after they know or have reason to know that, with respect to any plan, a "reportable event" has occurred, the Borrowers will deliver to the Lender a certificate signed by their chief financial officer setting forth the details of such "reportable event". The Borrowers shall agree that with respect to any pension plan which the Borrowers and/or any Commonly Controlled Entity maintains or contributes to, either now or in the future, that: (a) such bonding as is required under ERISA will be maintained; (b) as soon as practicable and in any event within 15 days after the Borrowers or any Commonly Controlled Entity knows or has reason to know that a "reportable event" has occurred or is likely to occur, the Borrowers will deliver to the Lender a certificate signed by their chief financial officer setting forth the details of such "reportable event"; (c) within 15 days after notice is received by the Borrowers or any Commonly Controlled Entity that any multiemployer plan has been or will be placed in "reorganization" within the meaning of ERISA 4241, the Borrowers will notify the Lender to that effect; and (d) upon the Lender's request, the Borrowers will deliver to the Lender a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA 3(35).

     SECTION VII.14 Management. Promptly notify the Lender of any contemplated changes in their Senior Management subsequent to the date hereof.

     SECTION VII.15 Notification of Events of Default and Adverse
Developments. The Borrowers will promptly notify the Lender upon obtaining knowledge of the occurrence of:

          (a)  any Event of Default;

          (b)  any Default;

          (c) any event, development or circumstance whereby the financial statements furnished hereunder fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of the Borrowers;

          (d) any uninsured or partially uninsured loss through fire, theft, liability or property damage in excess of Fifty
Thousand Dollars ($50,000);

          (e) any judicial, administrative or arbitral proceeding pending against the Borrowers and any judicial or administrative proceeding known by the Borrowers to be threatened against them which, if adversely decided, could materially adversely affect their financial condition or operations (present or prospective);

          (f) any other development in the business or affairs of the Borrowers which may be materially adverse;

in each case describing in detail satisfactory to the Lender the nature thereof and, in the case of notification under clauses (i) and (ii), the action the Borrowers propose to take with respect thereto.

     SECTION VII.16 Insurance Generally. Maintain insurance with responsible insurance companies on such of their properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity; maintain general public liability insurance against claims for personal injury, death or property damage in such amounts as are satisfactory to the Lender and workmen's compensation insurance in statutory amounts with such companies as are licensed to do business in the state requiring the same; file with the Lender, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby; and, within thirty (30)
days after notice in writing from the Lender, obtain such additional insurance as the Lender may reasonably request.

     SECTION  VII.17  Insurance  With Respect  to  Equipment  and
Inventory.   In  addition  to and not by  way  of  limitation  of
Section  7.17  above,  maintain hazard insurance  with  fire  and extended coverage and with loss payable to the Lender on the Equipment and Inventory in an amount at least equal to the fair market value of the Equipment and Inventory (but in any event sufficient to avoid any co-insurance obligations) and with a specific endorsement to each such insurance policy pursuant to which the insurer agrees to give the Lender at least thirty (30) days written notice before any alteration or cancellation of such insurance policy and that no act or default of the Borrowers shall affect the right of the Lender to recover under such policy in the event of loss or damage; file with the Lender, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby; and, within thirty (30)
days after notice in writing from the Lender, obtain such additional insurance as the Lender may reasonably request. The Lender acknowledges that the current levels of hazard insurance maintained by the Borrowers are satisfactory to the Lender. Upon the occurrence of any casualty to any of the Equipment and/or
Inventory  with  a  value  of less than  Fifty  Thousand  Dollars
($50,000), the Borrowers may replace such Equipment and/or Inventory, provided, however, that any replaced Equipment and/or Inventory is free and clear of any and all liens other than the Permitted Liens.

     SECTION VII.18 Maintenance of the Collateral. Not permit anything to be done to the Collateral which may impair the value thereof. The Lender, or an agent designated by the Lender, shall be permitted to enter the premises of the Borrowers and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lender shall not have any duty to, and the Borrowers hereby release the Lender from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or to, preserve any rights against any other party with an interest in the Collateral.

     SECTION VII.19 Inventory. With respect to the Inventory, the Borrowers shall: (a) as soon as possible upon demand by the Lender, execute and deliver to the Lender designations of Inventory specifying the Borrowers' cost of Inventory, the retail price thereof, and such other matters and information relating to the Inventory as the Lender may reasonably request, (b) keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, the Borrowers' cost therefor and the selling price thereof, all of which records shall be available to the officers, employees or agents of the Lender upon demand for inspection and copying thereof, (c) not store any of their Inventory with a bailee, warehouseman or similar person without the Lender's prior written consent; provided, however, in the event the Lender does consent to such storage, the Borrower shall cause any such bailee, warehouseman or similar person to issue and deliver to the Lender, in a form acceptable to the Lender, warehouse receipts in the name of the Lender evidencing the storage of Inventory, (d) permit the Lender and its agents or representatives to inspect and examine the Inventory at any time or times hereafter during the Borrowers' usual business hours, and to check and test the same as to quality, quantity, value and condition, and (e) acquire and maintain all Inventory free from all liens, except the security interest granted to the Lender pursuant to this Agreement and the Permitted Liens.

     SECTION VII.20 Other Liens, Security Interests, etc. Keep the Collateral free from all liens, security interests and claims of every kind and nature, other than the security interest granted to the Lender pursuant to this Agreement and the Permit ted Liens.

     SECTION VII.21 Defense of Title and Further Assurances. AT THEIR EXPENSE DEFEND THE TITLE TO THE COLLATERAL (OR ANY PART THEREOF), AND PROMPTLY UPON REQUEST EXECUTE, ACKNOWLEDGE AND DELIVER ANY FINANCING STATEMENT, RENEWAL, AFFIDAVIT, DEED, ASSIGNMENT, CONTINUATION STATEMENT, SECURITY AGREEMENT, CERTIFI CATE OR OTHER DOCUMENT THE LENDER MAY REQUIRE IN ORDER TO PER FECT, PRESERVE, MAINTAIN, PROTECT, CONTINUE AND/OR EXTEND THE LIEN OR SECURITY INTEREST GRANTED TO THE LENDER UNDER THIS AGREEMENT AND ITS PRIORITY. The Borrowers shall pay to the
Lender on demand all taxes, costs and expenses incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument.

     SECTION VII.22 Subsequent Opinion of Counsel as to Recording Requirements. Provide to the Lender a subsequent opinion of counsel as to the filing, recording and other requirements with which the Borrowers have complied to maintain the lien and security interest in favor of the Lender in the Collateral in the event that the Borrowers shall transfer their principal place of business or the office where they keep their records pertaining to the Accounts.

     SECTION VII.23 Assignments of Accounts. Promptly, upon request, execute and deliver to the Lender written assignments, in form and content acceptable to the Lender, of specific Ac counts or groups of Accounts; provided, however, the lien and/or security interest granted to the Lender under this Agreement shall not be limited in any way to or by the inclusion or exclu sion of Accounts within such assignments. Such Accounts shall secure payment of the Obligations and are not sold to the Lender whether or not any assignment thereof, which is separate from this Agreement, is in form absolute.

     SECTION VII.24 Notice of Returned Goods, etc. Promptly notify the Lender of the return, rejection or repossession of any goods sold or delivered in respect of any Accounts, and of any claims made in regard thereto. Whenever the Borrowers obtain possession (by return, rejection, repossession or otherwise) of any goods, the sale or lease of which gave rise to an Account, the Borrowers will (unless the Lender shall otherwise consent in writing) physically segregate such goods from the Borrowers' other property, and label and hold such goods as trustee for the Lender for such disposition as the Lender may direct.

     SECTION VII.25 Collections. Until such time as the Lender shall notify the Borrowers of the revocation of such privilege, the Borrowers (a) shall at their own expense have the privilege for the account of and in trust for the Lender of collecting its Accounts and receiving in respect thereto all items of payment and shall otherwise completely service all of the Accounts including (i) the billing, posting and maintaining of complete records applicable thereto, and (ii) the taking of such action with respect to such Accounts as the Lender may request or in the absence of such request, as the Borrowers may deem advisable; and
(b) may grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to an Account. The Lender may, at its option, at any time or from time to time after default hereunder, revoke the collection privilege given to the Borrowers herein by either giving notice of its assignment of, and lien on the Collateral to the Account Debtors or giving notice of such revocation to the Borrowers.

     SECTION VII.26 Notice to Account Debtors and Escrow Account. In the event (a) an Event of Default exists, (b) an event has occurred or condition exists which, with the giving of notice or the lapse of time will constitute an Event of Default, or (c) demand has been made for any or all of the Obligations, promptly upon the request of the Lender in such form and at such times as specified by the Lender, give notice of the Lender's lien on the Accounts to the Account Debtors requiring the Account Debtors to make payments thereon directly to the Lender and promptly upon receipt deposit the Items of Payment into an account from which the Lender alone has power of access and withdrawal (the "Collateral Account") in the original form received by the Borrowers (except for the endorsement of the Borrowers where necessary, which endorsement the Borrowers agree to make, and the Lender, by its duly authorized officers or nominee, is also hereby irrevocably authorized to make such endorsement on the Borrowers' behalf). Pending deposit thereof to the Collateral Account, the Borrowers shall not commingle any Items of Payment with any of their other funds or property, but will hold them separate and apart therefrom in trust and for the account of the Lender until deposit to the Collateral Account or other delivery thereof is made to the Lender. The Lender will in its discretion apply the whole or any part of the collected funds credited to the Collateral Account against the Obligations or credit such collected funds to the depository account of the Borrowers with the Lender, the order and method of such application to be in the sole discretion of the Lender.

      SECTION VII.27 Government Accounts. Immediately notify the Lender if any of the Accounts arise out of contracts with the United States or with any state or political subdivision thereof or any department, agency or instrumentality of the United States, or any state or political subdivision thereof, and execute any instruments and take any steps required by the Lender in order that all moneys due and to become due under such con tracts shall be assigned to the Lender and notice thereof given to the government under the Federal Assignment of Claims Act or any other applicable law.

     SECTION VII.28 Hazardous Materials; Contamination. The Borrowers agree to (a) give notice to the Lender immediately upon either Borrowers' acquiring knowledge of the presence of any Hazardous Materials on any property owned or controlled by any of the Borrowers or for which any of the Borrowers is responsible or of any Hazardous Materials Contamination with a full description thereof; (b) promptly comply with any Laws requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Lender with satisfactory evidence of such compliance; (c) provide the Lender, within thirty (30) days after a demand by the Lender, with a bond, letter of credit or similar financial assurance evidencing to the Lender's satisfaction that the necessary funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any Lien which may be established as a result thereof on any property owned or controlled by either Borrower or for which either Borrower is responsible; and (d) defend, indemnify and hold harmless the Lender and its agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on any property owned or controlled by any of the Borrowers for which any of the Borrowers are responsible for any Hazardous Materials Contamination. The Borrowers will permit the Lender, its agents, contractors and employees to enter and inspect any of the Borrowers' places of business or any other property of the Borrowers at any reasonable times upon three (3) days prior notice of the purposes of conduct an environmental investigation and audit (including taking physical samples) to ensure that the Borrowers are complying with the terms of this Agreement, and the Borrowers shall promptly reimburse the Lender on demand for the costs of any such environmental investigation and audit. The Borrowers shall provide the Lender, its agents, contractors, employees and representatives with access to and copies of any and all data and document relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by Borrowers' business operations within five (5) days of the request therefore.

VIII. NEGATIVE COVENANTS OF BORROWERS

     Until payment in full and the performance of all of the Obligations, without the prior written consent of the Lender, the none of the Borrowers will, directly or indirectly:

     SECTION VIII.1 Pledges. Create, incur, assume or suffer to exist any Lien on any of the Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

     SECTION VIII.2 Method of Accounting. Change the method of accounting employed in the preparation of the financial state ments furnished prior to the date of this Agreement to the Lender pursuant to Part V of this Agreement, unless required to conform to GAAP and on the condition that the Borrowers' accountants shall furnish such information as the Lender may request to reconcile the changes with the Borrowers' prior financial statements.

     SECTION  VIII.3  Merger,  Acquisition  or  Sale  of  Assets.
Without the prior written consent of the Lender, which consent will not be unreasonably withheld, (i) enter into any merger or consolidation or acquire all or substantially all the assets of any Person (an "Acquisition") which are in industrial sectors which are unrelated to any of the Borrowers' current businesses, whose financial valuations are not consistent with any of the Borrowers' prior acquisition valuations, or (ii) sell, lease or otherwise dispose of any of their assets, except in the ordinary course of any Borrower's business. The respective Borrower or Borrowers shall submit, prior to the completion of any
Acquisition, a pro-forma compliance certificate, which certificate shall include the Funded Senior Debt of the Person to be acquired minus, the EBIDTA of the Person to be acquired, based on the prior four (4) fiscal quarters. The Borrowers agree that concurrently with the completion of any Acquisition which is funded, in whole or in part, with the proceeds of any of the Loans, upon request of the Lender, the Person so acquired will be added as a co-obligor of the Facility 2 Loan and the Facility 3 Loan and as a party to the Financing Documents and all of the assets acquired in connection with such Acquisition will be pledged to secure the Facility 2 Loan and the Facility 3 Loan.

     SECTION VIII.4 Advances and Loans. Lend money, give credit or make advances to any Person, including, without limitation, officers, directors, employees, and Affiliates of any of the Borrowers in excess of $100,000, in the aggregate outstanding at any time.

     SECTION VIII.5 Contingent Liabilities. Assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except (a) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) guaranties by any Borrower of contractual obligations (other than for the payment of borrowed money) of any Wholly Owned Subsidiary of any Borrower, or (c) guaranties in connection with any Acquisition.

     SECTION VIII.6 ERISA Compliance. None of the Borrowers nor any Commonly Controlled Entity will: (a) engage in or permit any "prohibited transaction" (as defined in ERISA); (b) cause any "accumulated funding deficiency" as defined in ERISA and/or the Internal Revenue Code; (c) terminate any pension plan in a manner which could result in the imposition of a lien on the property of the Borrowers pursuant to ERISA; (d) terminate or consent to the termination of any Multiemployer Plan; or (e) incur a complete or partial withdrawal with respect to any Multiemployer Plan.

     SECTION VIII.7 Prohibition on Hazardous Materials. The Borrowers shall not place, manufacture or store or permit to be placed, manufactured or stored any Hazardous Materials on any property owned, controlled or operated by the Borrowers or for which the Borrowers are responsible, except for reasonable quantities of necessary supplies for use by the Borrowers in the ordinary course of the their current line of business and stored, used and disposed in accordance with applicable Laws.

     SECTION VIII.8 Transfer of Collateral. Transfer, or permit the transfer, to another location of any of the Collateral (other than titled motor vehicles in moved in the ordinary course of any Borrowers business) or the books and records related to any of the Collateral; provided, however, that the Borrowers may transfer the Collateral or the books and records related thereto to another location if (a) the Borrowers shall have provided to the Lender prior to such transfer an opinion of counsel addressed to the Lender to the effect that the Lender's perfected security interest shall not be affected by such move or if it shall be affected, setting forth the steps necessary to continue the
Lender's perfected security interest together with the commencement of such steps by the Borrowers at their expense, and
(b) shall have taken such steps.

     SECTION VIII.9 Sale of Accounts. Sell, discount, transfer, assign or otherwise dispose of any of their Accounts, notes receivable, installment or conditional sales agreements or any other rights to receive income, revenues or moneys, however evidenced.

     SECTION  VIII.10     Change in Senior Management.     Change
the Senior Management of Arguss.


IX.  EVENTS OF DEFAULT

     The occurrence of one or more of the following events shall be "Events of Default" under this Agreement, and the terms "Event of Default" or "Default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

     SECTION IX.1   Failure to Pay.  The Borrowers shall fail  to
(a) make any payment of principal or interest on any of the Notes beyond any applicable grace, cure or notice period, or (b) pay any of the Obligations, when and as the same shall become due and payable.

     SECTION IX.2 Breach of Representations and Warranties. Any representation or warranty made herein or in any report, certificate, opinion (including any opinion of counsel for the Borrowers), financial statement or other instrument furnished in connection with the Obligations or with the execution and delivery of any of the Financing Documents, shall prove to have been false or misleading when made in any material respect and any such representation or warranty which, in the reasonable opinion of the Lender, is capable of being cured is not cured to the satisfaction of the Bank within ten (10) days after the date of written notice thereof by the Lender to the Borrower.

     SECTION  IX.3   Failure to Comply with Insurance Provisions.
The Borrowers shall fail to duly and promptly perform, comply with or observe the terms, covenants, conditions and agreements set forth in SECTIONS 7.17 and 7.18.

     SECTION  IX.4    Failure to Comply with Covenants.   Default
shall be made by the Borrowers in the due observance and perfor mance of any covenant, condition or agreement contained in
SECTION 7.02 hereof.

     SECTION IX.5 Other Defaults. Default shall be made by the Borrowers in the due observance or performance of any other term, covenant or agreement herein contained, which default shall remain unremedied for thirty (30) days after written notice thereof to the Borrowers by the Lender.

     SECTION IX.6   Default Under Other Financing Documents.   An
event  of  default shall occur under any of the  other  Financing
Documents, and such event of default is not cured within any applicable grace period provided therein.

     SECTION IX.7 Receiver; Bankruptcy. Any of the Borrowers shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of their property, (b) admit in writing their inability to pay their debts as they mature, (c) make a general assignment for the benefit of credi tors, (d) be adjudicated a bankrupt or insolvent, (e) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against either of them in any proceeding under any such law or if corporate action shall be taken by any of the Borrowers for the purposes of effecting any of the foregoing, or (f) by any act indicate either of their consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of their property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days.

     SECTION IX.8 Judgment. Unless adequately insured in the opinion of the Lender, the entry of a final judgment for the payment of money involving more than $500,000 against the Borrowers and the failure by the Borrowers to discharge the same, or cause it to be discharged, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

     SECTION IX.9 Execution; Attachment. Any execution or attachment shall be levied against any material part of the Collateral and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

     SECTION IX.10 Default Under Other Borrowings. Default shall be made with respect to any evidence of indebtedness or liability for borrowed money in excess of $500,000 (other than the Loans) if the effect of such default is to accelerate the maturity of such evidence of indebtedness or liability or to permit the holder or obligee thereof to cause any indebtedness to become due prior to its stated maturity.

     SECTION IX.11 Material Adverse Change. If the Lender in its sole but reasonable discretion determines in good faith that a material adverse change has occurred in the financial condition of the Borrowers from the financial condition set forth in the financial statements dated June 30, 1997 or from the financial condition of the Borrowers most recently disclosed to the Lender in any manner.

     SECTION IX.12 Impairment of Position. If the Lender in its sole discretion determines in good faith that an event has occurred which impairs the prospect of payment of the Obligations and/or the value of the Collateral.

     SECTION IX.13 Change in Senior Management. Any change in the Senior Management of Arguss.

X.   RIGHTS AND REMEDIES UPON DEFAULT

     SECTION X.1 Demand; Acceleration. The occurrence or non-occurrence of an Event of Default under this Agreement shall in no way affect or condition the right of the Lender to demand payment at any time of any of the Obligations which are payable on demand regardless of whether or not an Event of Default has occurred. Upon the occurrence of an Event of Default, and in every such event and at any time thereafter, the Lender may declare the Obligations due and payable, without presentment, demand, protest, or any notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the other Financing Documents to the contrary notwithstanding.

     SECTION X.2 Specific Rights With Regard to Collateral. In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Lender may upon the occurrence of an Event of Default, without notice to the Borrowers:

          (a) request any Account Debtor obligated on any of the Accounts to make payments thereon directly to the Lender, with the Lender taking control of the cash and non-cash proceeds thereof;

          (b) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

          (c) make exchanges, substitutions or surrenders of all or any part of the Collateral;

          (d) remove from any of the Borrowers' place of business all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lender, make such use of the Borrowers' place(s) of business as may be reasonably necessary to administer, control and collect the Collateral;

          (e) repair, alter or supply goods if necessary to fulfill in whole or in part the purchase order of any Account
Debtor;

          (f) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

          (g) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

          (h) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

          (i) endorse the name of the Borrowers upon any items of payment relating to the Collateral or on any proof of claim in bankruptcy against an Account Debtor; and

          (j) notify the post office authorities to change the address for the delivery of mail to the Borrowers to such address or post office box as the Lender may designate and receive and open all mail addressed to the Borrowers.

     SECTION X.3 Performance by Lender. If the Borrowers shall fail to pay the Obligations or otherwise fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Lender without notice to or demand upon the Borrowers and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrowers, and may enter upon the premises of the Borrowers for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose. All sums so paid or advanced by the Lender and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (the "Expense
Payments") together with interest thereon from the date of payment, advance or incurring until paid in full at the rate of two percent (2%) per annum in excess of the highest fluctuating interest rate payable under any of the Notes from time to time shall be paid by the Borrowers to the Lender on demand and shall constitute and become a part of the Obligations.

     SECTION X.4 Uniform Commercial Code and Other Remedies. Upon the occurrence of an Event of Default (and in addition to all of its rights, powers and remedies under this Agreement), the Lender shall have all of the rights and remedies of a secured party under the Maryland Uniform Commercial Code and other applicable laws, and the Lender is authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrowers now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Lender. Upon demand by the Lender, the Borrowers shall assemble the Collateral and make it available to the Lender, at a place designated by the Lender. The Lender or its agents may enter upon the Borrowers' premises to take possession of the Collater al, to remove it, to render it unusable, or to sell or otherwise dispose of it.

     Any written notice of the sale, disposition or other intend ed action by the Lender with respect to the Collateral which is sent by regular mail, postage prepaid, to the Borrowers at the address set forth in Part XI hereof, or such other address of the Borrowers which may from time to time be shown on the Lender's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute reasonable notice to the
Borrowers. The Borrowers shall pay on demand all costs and expenses, including, without limitation, attorney's fees and expenses, incurred by or on behalf of the Lender in preparing for sale or other disposition, selling, managing, collecting or otherwise disposing of, the Collateral. All of such costs and expenses (the "Liquidation Costs") together with interest thereon from the date incurred until paid in full at the Default Rate, shall be paid by the Borrowers to the Lender on demand and shall constitute and become a part of the Obligations. Any proceeds of sale or other disposition of the Collateral will be applied by the Lender to the payment of the Liquidation Costs and Expense Payments, and any balance of such proceeds will be applied by the Lender to the payment of the balance of the Obligations in such order and manner of application as the Lender may from time to time in its sole discretion determine. After such application of the proceeds, any balance shall be paid to the Borrowers or to any other party entitled thereto.

XI.  MISCELLANEOUS

     SECTION XI.1 Notices. All notices, certificates or other communications hereunder shall be deemed given when delivered by hand or courier, or when mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:

     if to the Lender:        NATIONSBANK, N.A.
                         Commercial Banking
                         6610 Rockledge Drive
                         Bethesda, Maryland 20817
                         Attn: Paul A. Broni
                                Assistant Vice President

     if to the Borrowers:          ARGUSS HOLDINGS, INC.
                         One Church Street
                         Rockville, Maryland 20850
                         Attn: Mr. Arthur F. Trudel
                         Principal Financial Officer

     SECTION XI.2 Consents and Approvals. If any consent, approval, or authorization of any state, municipal or other governmental department, agency or authority or of any person, or any person, corporation, partnership or other entity having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrowers agree to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

     SECTION XI.3 Remedies, etc. Cumulative. Each right, power and remedy of the Lender as provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies. In order to entitle the Lender to exercise any remedy reserved to it herein, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement.
     SECTION XI.4 No Waiver of Rights by the Lender. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach or preclude the Lender from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

     SECTION XI.5 Entire Agreement. The Financing Documents shall completely and fully supersede all other agreements, both written and oral, between the Lender and the Borrowers relating to the Obligations. Neither the Lender nor the Borrowers shall hereafter have any rights under such prior agreements but shall look solely to the Financing Documents for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Obligations.

     SECTION XI.6 Survival of Agreement; Successors and Assigns. All covenants, agreements, representations and warranties made by the Borrowers herein and in any certificate, in the Financing Documents and in any other instruments or documents delivered pursuant hereto shall survive the making by the Lender of the Loans and the execution and delivery of the Notes, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers, which are contained in this Agreement shall inure to the benefit of the successors and assigns of the Lender, and all covenants, promises and agreements by or on behalf of the Lender which are contained in this Agreement shall inure to the benefit of the permitted successors and permitted assigns of the Borrowers, but this Agreement may not be assigned by the Borrowers without the prior written consent of the Lender.

     SECTION XI.7 Expenses. The Borrowers agree to pay all out-of-pocket expenses of the Lender (including the reasonable fees and expenses of its legal counsel) in connection with the prepara
tion   of  this  Agreement,  the  recordation  of  all  financing statements and such other instruments as may be required by the Lender at the time of, or subsequent to, the execution of this Agreement to secure the Obligations (including any and all recordation tax and other costs and taxes incident to recording), the enforcement of any provision of this Agreement and the collection of the Obligations. The Borrowers agree to indemnify and save harmless the Lender for any liability resulting from the failure to pay any required recordation tax, transfer taxes, recording costs or any other expenses incurred by the Lender in connection with the Obligations. The provisions of this Section shall survive the execution and delivery of this Agreement and the repayment of the Obligations. The Borrowers further agree to reimburse the Lender upon demand for all out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) in curred by the Lender in enforcing any of the Obligations or any security therefor, which agreement shall survive the termination of this Agreement and the repayment of the Obligations.

     SECTION XI.8 Counterparts. This Agreement may be executed in any number of counterparts all of which together shall consti tute a single instrument.

     SECTION XI.9 Governing Law. This Agreement and all of the other Financing Documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

     SECTION XI.10 Modifications. No modification or waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrowers there from, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstance.

     SECTION XI.11 Illegality. If fulfillment of any provision hereof or any transaction related hereto or to any of the other Financing Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; and if such provision pertains to repayment of the
Obligations, then, at the option of the Lender, all of the Obligations of the Borrowers to the Lender shall become immediately due and payable.

     SECTION XI.12 Extension of Maturity. Should the principal of or interest on the Notes become due and payable on other than a Banking Day, the maturity thereof shall be extended to the next succeeding Banking Day and in the case of principal, interest shall be payable thereon at the rate per annum specified in the Notes during such extension.

     SECTION XI.13 Gender, etc. Whenever used herein, the singu lar number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders.

     SECTION XI.14 Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

     SECTION XI.15 Waiver of Trial by Jury. The parties hereto hereby waive trial by jury in any action or proceeding to which both of them may be parties, arising out of or in any way pertaining to (a) this Agreement, (b) the Loans, the Obligations, and the Collateral which are the subject of this Agreement, and
(c) any and all notes, guarantees, assignments or agreements of any kind relating to the Loans. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement.

          This waiver is knowingly, willingly and voluntarily made by each of the parties hereto, and the parties hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The parties further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

     SECTION XI.16 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12
U.S.C. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET OFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR
(C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     SECTION XI.17 Liability of the Lender. The Borrowers hereby agree that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender (except for the willful misconduct of any person, corporation, partnership or other entity employed by the Lender) in making examinations, investiga tions or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

     SECTION XI.18 Right of Contribution. The Borrowers and the Lender agree that on and after the date hereof, each Borrower (an "Entitled Borrower") shall be entitled to contribution from each other Borrower to the extent, if any, that (a) an Entitled Borrower incurs any Obligations in excess of such Entitled Borrower's Net Valuation (as hereinafter defined) or (b) the Obligations incurred by such Entitled Borrower would leave such Entitled Borrower with an unreasonably small amount of capital to enable the Entitled Borrower to operate the business in which it is engaged, and/or the Obligations incurred by such Entitled Borrower prevents such Entitled Borrower from paying its debts as such debts mature; provided, however, that such right of contribution shall be subordinated to the payment of the Obligations and may not be exercised by any Borrower until all of the Obligations have been paid in full. Nothing in this Section shall be deemed to in any manner impair the joint and several liability of each Borrower for any and all of the Obligations. The provisions of this Section shall be in addition to and shall in no manner limit any other rights of contribution available to any Borrower. The term "Net Valuation" as used in this Section means the amount by which (1) an Entitled Borrower's property at a fair valuation exceeds (2) such Entitled Borrower's debts.


     IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.

WITNESS OR ATTEST:                 ARGUSS HOLDINGS, INC.


__________________________
By:_______________________________(SEAL)
                                         Arthur F. Trudel
                                         Chief Financial Officer



WITNESS  OR  ATTEST:                 WHITE MOUNTAIN CABLE CONSTRUCTION
CORP.


__________________________
By:_______________________________(SEAL)
                                         H. Haywood Miller, III
                                         Vice President



WITNESS OR ATTEST:                 CONCEPTRONIC, INC.


__________________________
By:_______________________________(SEAL)
                                         Arthur F. Trudel
                                         Vice President


WITNESS:                           NATIONSBANK, N.A.


__________________________
By:_______________________________(SEAL)
                                         Paul A. Broni
                                         Assistant Vice President
                            SCHEDULES

5.01 Names of All Subsidiaries
                          SCHEDULE 5.01
                    Names of All Subsidiaries

Arguss Holdings, Inc.

     White Mountain Cable Construction Corp.
     Conceptonic, Inc.
     Arguss Services Corp.

White Mountain Cable Construction Corp.

     None

Conceptronic, Inc.

     None
                                EXHIBITS


A-1. Facility 1 Note

A-2. Facility 2 Note

A-3  Facility 2 Term Note

A-4  Facility 3 Note

A-5  Facility 4 Note

B.   Places of Business

D.   Liens on Collateral

E.   Borrowing Certificate

                                                  EXHIBIT B


                                PLACES OF BUSINESS


Arguss' Chief Executive Office is:

                         ARGUSS HOLDINGS, INC.
                         One Church Street
                         Rockville, Maryland 20850

Arguss has other places of business at the following addresses:

                         None


The Collateral is located at the following address:

                         One Church Street
                         Rockville, Maryland 20850

                         Route 4
                         Epsom, New Hampshire 03234

                         TCS Communications
                         34931 US Highway 19 North, Suite 300
                         Palm Harbor, Florida 34684

                         6 Post Road
                         Portsmouth, New Hampshire 03801

White Mountain's Chief Executive Office is:

                         Route 4
                         Epsom, New Hampshire 03234

White   Mountain  has  other  places  of  business  at  the  following addresses:

                         TCS Communications
                         34931 US Highway 19 North, Suite 300
                         Palm Harbor, Florida 34684

Conceptronic's Chief Executive Office is:

                         6 Post Road
                         Portsmouth, New Hampshire 03801

Conceptronic has other places of business at the following addresses:

                         None




                                                  EXHIBIT C


                                LIENS ON COLLATERAL

                                REVOLVING PROMISSORY NOTE

$3,500,000.00
Rockville, Maryland
                                               September 11, 1997

     FOR  VALUE  RECEIVED, ARGUSS HOLDINGS,  INC.  a  corporation organized  under  the  laws of the State of  Delaware  and  WHITE

MOUNTAIN CABLE CONSTRUCTION CORP., a corporation organized  under the  laws of the State of Delaware (collectively, the "Borrowers"

and each a "Borrower"), jointly and severally, promise to pay  to the  order  of NATIONSBANK, N.A., a national banking association,

its  successors and assigns (the "Lender"), the principal sum  of

THREE   MILLION   FIVE  HUNDRED  THOUSAND  AND   NO/100   DOLLARS

($3,500,000.00) (the "Principal Sum"), or so much thereof as  has been  or may be advanced and readvanced to or for the account  of the  Borrowers  pursuant  to  the terms  and  conditions  of  the

Financing  Agreement  (as  hereinafter  defined),  together  with interest  thereon at the rate or rates hereinafter  provided,  in accordance with the following:

     1.    Interest.   Commencing  as  of  the  date  hereof  and

continuing until repayment in full of all sums due hereunder, all amounts  outstanding hereunder shall bear interest at  the  LIBOR

Rate  (as  hereinafter defined), plus one hundred and sixty  five basis  points (1.65%) rounded upward to the nearest basis  point.

For  purposes  hereof, the "LIBOR Rate" shall mean a  fluctuating rate  equal to the daily London Interbank Offered Rate for thirty

(30)  days  U.S. Dollar deposits as quoted by the  Lender  as  of

11:00 A.M. (Washington, D.C., time), which rate shall be adjusted for  any Federal Reserve Board reserve requirements imposed  upon the  Lender  from time to time (the "LIBOR Rate").  The  interest rate  on all sums accruing interest at the LIBOR Rate under  this

Note  shall change on the first day of each  month, based on  the

LIBOR Rate as of the last day of the immediately preceding month.

     2.    Payments  and  Maturity.  The  unpaid  Principal  Sum,

together  with  interest thereon at the rate  or  rates  provided above, shall be payable as follows:

            (a) Interest on the unpaid Principal Sum shall be due

and payable monthly, commencing October 31, 1997, and on the last day of each month thereafter to maturity; and

          (b)   Unless  sooner  paid, the unpaid  Principal  Sum,

together with interest accrued and unpaid thereon, shall  be  due and payable in full on September 9, 2002.

       The fact that the balance hereunder may be reduced to zero from  time to time pursuant to the Financing Agreement  will  not affect  the  continuing validity of this Note  or  the  Financing

Agreement, and the balance may be increased to the Principal  Sum after any such reduction to zero.

     3.     Conversion  Period.  Advances under this  Note  shall

from time to time be converted to one or more term loans pursuant to Section 2.02(a) of the Financing Agreement.  Amounts converted to  term loans and outstanding under such term loans shall reduce the  maximum  principal amount available under this  Note  by  an equivalent amount.

     4.    Default Interest.  Upon the occurrence of an Event  of

Default (as hereinafter defined), the unpaid Principal Sum  shall bear interest thereafter at a rate two percent (2%) per annum  in excess  of  the  then highest current rate or rates  of  interest hereunder until such Event of Default is cured.

     5.    Late Charges.  If the Borrowers shall fail to make any

payment  under  the terms of this Note within fifteen  (15)  days after  the date such payment is due, the Borrowers shall  pay  to the Lender on demand a late charge equal to five percent (5%)  of such payment.

     6.    Application and Place of Payments.  All payments, made

on  account of this Note shall be applied first to the payment of any  late  charge then due hereunder, second to  the  payment  of

accrued   and  unpaid  interest  then  due  hereunder,  and   the

remainder, if any, shall be applied to the unpaid Principal  Sum,

with  application  first made to all principal installments  then due  hereunder, next to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the  inverse order of maturities.  Notwithstanding any  provision contained  herein  to the contrary, any portion  of  a  permitted partial  prepayment applied to the unpaid Principal Sum shall  be applied first to the outstanding principal balance due and  owing at  maturity and thereafter to the principal payments due in  the inverse  order  of maturities.  All payments on account  of  this

Note  shall  be  paid  in lawful money of the  United  States  of

America  in  immediately available funds during regular  business hours of the Lender at its principal office in Bethesda, Maryland or  at such other times and places as the Lender may at any  time and from time to time designate in writing to the Borrowers.  The

Lender is authorized to deduct any payment (including payments of principal  and/or interest as above provided) from the Borrowers'

Account Number _____________ on or after the date the payment  is due;  provided,  however, that such authorization  shall  not  be deemed  to  relieve  the Borrowers from their joint  and  several obligation to make such payment when it is due.

     7.    Financing  Agreement  and Other  Financing  Documents.

This  Note is the "Facility 2 Note" described in a Financing  and

Security  Agreement  of  even date  herewith  by  and  among  the

Borrowers, Conceptronic, Inc. ("Conceptronic") and the Lender (as

amended, modified, restated, substituted, extended and renewed at any  time and from time to time, the "Financing Agreement").  The indebtedness  evidenced  by  this Note  is  included  within  the meaning  of  the term "Obligations" as defined in  the  Financing

Agreement.  The term "Financing Documents" as used in  this  Note shall  mean  collectively this Note, the  Facility  1  Note,  the

Facility 2 Term Notes, the Facility 3 Note, the Facility 4  Note,

the  Financing Agreement and any other instrument, agreement,  or document  previously, simultaneously, or hereafter  executed  and delivered by the Borrowers, Conceptronic and/or any other person,

singularly   or  jointly  with  any  other  person,   evidencing,

securing, guaranteeing, or in connection with the Principal  Sum,

this  Note,  the Facility 1 Note, the Facility 2 Term Notes,  the

Facility  3  Note,  the  Facility 4 Note   and/or  the  Financing

Agreement.   All capitalized terms used herein and not  otherwise

defined  shall  have  the meanings given to  such  terms  in  the

Financing Agreement.

     8.    Prepayment.      During  any  Conversion  Period,  the

Borrowers  may prepay the Principal Sum in whole or in  part,  at any  time  or from time to time, without premium or penalty.  Any prepayment made not within any Conversion Period, in whole or  in part, will not affect the Borrowers' joint and several obligation to  continue making payment in connection with any swap agreement

(as  defined in 11 U.S.C. 101), which will remain in  full  force and effect notwithstanding that prepayment.

     9.    Security.   This Note is secured as  provided  in  the

Financing Agreement.

     10.   Events of Default.  The occurrence of any one or  more

of  the  following  events shall constitute an event  of  default

(individually,  an  "Event  of  Default"  and  collectively,  the

"Events of Default") under the terms of this Note:

          (a)   The failure of the Borrowers to pay to the Lender

when due, after all applicable grace periods, if any, any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

          (b)   The occurrence of an event of default (as defined

therein)  under  the terms and conditions of  any  of  the  other

Financing Documents.

     11.   Remedies.  Upon the occurrence of an Event of Default,

at the option of the Lender, all amounts payable by the Borrowers to  the  Lender  under the terms of this Note  shall  immediately become  due  and  payable by the Borrowers to the Lender  without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under  the terms of this Note, any of the other Financing Documents and  all

applicable  laws.   The Borrowers and all endorsers,  guarantors,

and  other  parties who may now or in the future be primarily  or secondarily liable for the payment of the indebtedness  evidenced by  this  Note  hereby severally waive presentment,  protest  and demand,  notice of protest, notice of demand and of dishonor  and non-payment  of this Note and expressly agree that this  Note  or any  payment hereunder may be extended from time to time  without in  any  way affecting the liability of the Borrowers, guarantors and endorsers.

       Until  such time as the Lender is not committed to  extend further  credit  to  the  Borrowers and all  Obligations  of  the

Borrowers  to the Lender have been indefeasibly paid in  full  in cash, and subject to and not in limitation of the provisions  set forth  in the next following paragraph below, the Borrowers shall not  have any right of subrogation (whether contractual,  arising

under  the  Bankruptcy  Code  or  otherwise),  reimbursement   or

contribution from any of the Borrowers or any guarantor, nor  any right  of  recourse  to its security for any  of  the  debts  and obligations of any of the Borrowers which are the subject of this

Note.   Except as otherwise expressly permitted by the  Financing

Agreement,  any and all present and future debts and  obligations of  any  of  the Borrowers to either of the Borrowers are  hereby subordinated to the full payment and performance of  all  present and  future debts and obligations to the Lender under  this  Note

and   the   Financing  Agreement  and  the  Financing  Documents,

provided,  however, notwithstanding anything set  forth  in  this

Note  to  the  contrary,  prior to the occurrence  of  a  payment

Default,  the  Borrowers shall be permitted to make  payments  on account  of  any of such present and future debts and obligations from time to time in accordance with the terms thereof.

     Each  of  the  Borrowers further agree that, if any  payment made by either of the Borrowers or any other person is applied to this  Note  and  is  at any time annulled, set aside,  rescinded,

invalidated,  declared  to  be  fraudulent  or  preferential   or

otherwise  required to be refunded or repaid, or the proceeds  of any  property  hereafter securing this Note  is  required  to  be returned  by  the Lender to either of the Borrowers, its  estate,

trustee,   receiver  or  any  other  party,  including,   without

limitation,  such Borrower, under any bankruptcy  law,  state  or federal  law, common law or equitable cause, then, to the  extent of such payment or repayment, such Borrower's liability hereunder

(and  any  lien,  security interest or other collateral  securing such liability) shall be and remain in full force and effect,  as fully  as  if  such  payment had never been made,  or,  if  prior thereto  any  such  lien, security interest or  other  collateral hereafter securing such Borrower's liability hereunder shall have been  released  or terminated by virtue of such  cancellation  or surrender, this Note (and such lien, security interest  or  other collateral)  shall be reinstated in full force  and  effect,  and such prior cancellation or surrender shall not diminish, release,

discharge,  impair  or otherwise affect the obligations  of  such

Borrower  in respect of the amount of such payment (or any  lien,

security interest or other collateral securing such obligation).

     The  JOINT  AND  SEVERAL obligations of each Borrower  under this  Note  shall be absolute, irrevocable and unconditional  and shall  remain  in  full  force and effect until  the  outstanding principal  of and interest on this Note and all other Obligations or  amounts  due hereunder and under the Financing Agreement  and the Financing Documents shall have been indefeasibly paid in full in  cash in accordance with the terms thereof and this Note shall have been canceled.

     12.    Expenses.   The  Borrowers,  jointly  and  severally,

promise  to pay to the Lender on demand by the Lender  all  costs and  expenses  incurred  by the Lender  in  connection  with  the collection  and  enforcement  of this  Note,  including,  without limitation, reasonable attorneys' fees and expenses and all court costs.

     13.  Notices.  Any notice, request, or demand to or upon the

Borrowers  or  the Lender shall be deemed to have  been  properly given or made when delivered in accordance with Section 11.01  of the Financing Agreement.

     14.   Miscellaneous.  Each right, power, and remedy  of  the

Lender as provided for in this Note or any of the other Financing

Documents, or now or hereafter existing under any applicable  law or  otherwise shall be cumulative and concurrent and shall be  in addition to every other right, power, or remedy provided  for  in this  Note  or  any of the other Financing Documents  or  now  or hereafter existing under any applicable law, and the exercise  or beginning  of the exercise by the Lender of any one  or  more  of

such   rights,  powers,  or  remedies  shall  not  preclude   the

simultaneous or later exercise by the Lender of any or  all  such other  rights, powers, or remedies.  No failure or delay  by  the

Lender  to  insist  upon  the strict  performance  of  any  term,

condition,  covenant, or agreement of this Note  or  any  of  the other  Financing Documents, or to exercise any right,  power,  or remedy  consequent  upon  a breach thereof,  shall  constitute  a waiver of any such term, condition, covenant, or agreement or  of any  such breach, or preclude the Lender from exercising any such right,  power, or remedy at a later time or times.  By  accepting payment after the due date of any amount payable under the  terms of  this Note, the Lender shall not be deemed to waive the  right either  to  require prompt payment when due of all other  amounts payable  under the terms of this Note or to declare an  Event  of

Default for the failure to effect such prompt payment of any such other amount.  No course of dealing or conduct shall be effective to  amend,  modify, waive, release, or change any  provisions  of this Note.

     15.  Partial Invalidity.  In the event any provision of this

Note  (or  any  part  of any provision) is held  by  a  court  of competent  jurisdiction to be invalid, illegal, or  unenforceable in  any respect, such invalidity, illegality, or unenforceability shall  not affect any other provision (or remaining part  of  the affected  provision)  of  this  Note;  but  this  Note  shall  be construed as if such invalid, illegal, or unenforceable provision

(or  part thereof) had not been contained in this Note, but  only to the extent it is invalid, illegal, or unenforceable.

     16.   Captions.   The  captions herein  set  forth  are  for

convenience  only  and shall not be deemed to define,  limit,  or describe the scope or intent of this Note.

     17.  Applicable Law.  Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the  State of  Maryland, even though for the convenience and at the  request of the Borrowers, this Note may be executed elsewhere.

     18.    ARBITRATION.   ANY CONTROVERSY OR  CLAIM  BETWEEN  OR

AMONG  THE  PARTIES  HERETO INCLUDING BUT NOT  LIMITED  TO  THOSE

ARISING  OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS,  AGREEMENTS

OR  DOCUMENTS,  INCLUDING ANY CLAIM BASED ON OR ARISING  FROM  AN

ALLEGED  TORT,  SHALL  BE  DETERMINED BY BINDING  ARBITRATION  IN

ACCORDANCE  WITH THE FEDERAL ARBITRATION ACT (OR  IF  NOT  APPLIC

ABLE,  THE  APPLICABLE  STATE LAW), THE  RULES  OF  PRACTICE  AND

PROCEDURE  FOR  ARBITRATION OF COMMERCIAL DISPUTES OF  ENDISPUTE,

INC.,  D/B/A  J.A.M.S./ENDISPUTE ("J.A.M.S.")  AND  THE  "SPECIAL

RULES"  SET  FORTH BELOW.  IN THE EVENT OF AN INCONSISTENCY,  THE

SPECIAL RULES SHALL CONTROL.  JUDGMENT UPON ANY ARBITRATION AWARD

MAY  BE  ENTERED IN ANY COURT HAVING JURISDICTION.  ANY PARTY  TO

THIS  INSTRUMENT,  AGREEMENT OR DOCUMENT MAY  BRING  ANY  ACTION,

INCLUDING   A   SUMMARY  OR  EXPEDITED  PROCEEDING,   TO   COMPEL

ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT,

AGREEMENT  OR  DOCUMENT RELATES IN ANY COURT HAVING  JURISDICTION

OVER SUCH ACTION.

          (A)  SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED

IN  MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S.  WHO

WILL  APPOINT  AN ARBITRATOR.  IF J.A.M.S. IS UNABLE  OR  LEGALLY

PRECLUDED  FROM ADMINISTERING THE ARBITRATION, THEN THE  AMERICAN

ARBITRATION  ASSOCIATION  WILL SERVE.  ALL  ARBITRATION  HEARINGS

WILL  BE  COMMENCED  WITHIN NINETY (90) DAYS OF  THE  DEMAND  FOR

ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON  A  SHOWING

OF  CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH  HEARING

FOR AN ADDITIONAL SIXTY (60) DAYS.

          (B)    RESERVATION   OF  RIGHTS.    NOTHING   IN   THIS

INSTRUMENT,  NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY

OF  ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND

ANY  WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER  BY  THE

LENDER  OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. 91  OR  ANY

SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE  RIGHT  OF

THE  LENDER: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT  NOT

LIMITED  TO)  SETOFF,  OR (B) TO FORECLOSE AGAINST  ANY  REAL  OR

PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVI

SIONAL  OR  ANCILLARY  REMEDIES SUCH  AS  (BUT  NOT  LIMITED  TO)

INJUNCTIVE  RELIEF, WRIT OF POSSESSION OR THE  APPOINTMENT  OF  A

RECEIVER.   THE  LENDER  MAY  EXERCISE  SUCH  SELF  HELP  RIGHTS,

FORECLOSE  UPON  SUCH  PROPERTY, OR OBTAIN  SUCH  PROVISIONAL  OR

ANCILLARY  REMEDIES BEFORE, DURING OR AFTER THE PENDENCY  OF  ANY

ARBITRATION  PROCEEDING BROUGHT PURSUANT TO THIS  NOTE.   NEITHER

THE  EXERCISE  OF  SELF  HELP REMEDIES  NOR  THE  INSTITUTION  OR

MAINTENANCE  OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL  OR

ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF  ANY

PARTY,  INCLUDING THE CLAIMANT IN SUCH ACTION, TO  ARBITRATE  THE

MERITS  OF  THE CONTROVERSY OR CLAIM OCCASIONING RESORT  TO  SUCH

REMEDIES.

     19.    Consent  to  Jurisdiction.   Each  of  the  Borrowers

irrevocably submits to the jurisdiction of any state  or  federal court sitting in the State of Maryland over any suit, action,  or proceeding arising out of or relating to this Note.  Each of  the

Borrowers irrevocably waives, to the fullest extent permitted  by law,  any  objection  that it may now or hereafter  have  to  the laying  of venue of any such suit, action, or proceeding  brought in  any  such court and any claim that any such suit, action,  or proceeding  brought  in any such court has  been  brought  in  an inconvenient forum.  Final judgment in any such suit, action,  or proceeding  brought  in any such court shall  be  conclusive  and binding  upon the Borrowers and may be enforced in any  court  in which  the  Borrowers are subject to jurisdiction by a suit  upon such  judgment provided that service of process is effected  upon the  Borrowers as provided in this Note or as otherwise permitted by applicable law.

     20.   WAIVER OF TRIAL BY JURY.  EACH OF THE BORROWERS HEREBY

WAIVES  TRIAL  BY JURY IN ANY ACTION OR PROCEEDING TO  WHICH  THE

BORROWERS,  OR  EITHER OF THEM, AND THE LENDER  MAY  BE  PARTIES,

ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE  OR  (B)

THE  FINANCING DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT  THIS

WAIVER  CONSTITUTES  A  WAIVER OF TRIAL BY  JURY  OF  ALL  CLAIMS

AGAINST  ALL  PARTIES  TO SUCH ACTIONS OR PROCEEDINGS,  INCLUDING

CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE  BY

THE  BORROWERS,  AND  THE  BORROWERS  HEREBY  REPRESENT  THAT  NO

REPRESENTATIONS  OF  FACT  OR  OPINION  HAVE  BEEN  MADE  BY  ANY

INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR  TO  IN  ANY

WAY   MODIFY  OR  NULLIFY  ITS  EFFECT.   THE  BORROWERS  FURTHER

REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF  THIS

NOTE  AND  IN  THE  MAKING OF THIS WAIVER  BY  INDEPENDENT  LEGAL

COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE  HAD

THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     IN  WITNESS WHEREOF, the Borrowers have caused this Note  to be  executed under seal by their duly authorized officers  as  of the date first written above.

WITNESS/ATTEST:                         ARGUSS HOLDINGS, INC.



______________________________
By:______________________________(SEAL)
                                         Arthur F. Trudel
                                         Chief Financial Officer

WITNESS/ATTEST:                          WHITE  MOUNTAIN  CONSTRUCTION
CABLE CORP.


______________________________
By:______________________________(SEAL)
                                         H. Haywood Miller, III
                                         Vice President


                                REVOLVING PROMISSORY NOTE

$1,500,000.00                                 Rockville, Maryland
                                               September 11, 1997

     FOR  VALUE  RECEIVED, ARGUSS HOLDINGS, INC.,  a  corporation

organized   under  the  laws  of  the  State  of   Delaware   and

CONCEPTRONIC, INC., a corporation organized under the laws of the

State  of  Delaware  (collectively, the "Borrowers"  and  each  a

"Borrower"), jointly and severally, promise to pay to  the  order

of   NATIONSBANK,  N.A.,  a  national  banking  association,  its successors and assigns (the "Lender"), the principal sum  of  ONE

MILLION  FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00)

(the  "Principal Sum"), or so much thereof as has been or may  be advanced  or  readvanced to or for the account of  the  Borrowers pursuant  to the terms and conditions of the Financing  Agreement

(as  hereinafter defined), together with interest thereon at  the rate  or  rates  hereinafter provided,  in  accordance  with  the following:

     1.    Interest.    Commencing as  of  the  date  hereof  and

continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the fluctuating prime rate of interest established and declared by the Lender from time to  time (the "Prime Rate").  The Prime Rate does not necessarily represent  the lowest rate of interest charged by the  Lender  to

borrowers.   The rate of interest charged under this  Note  shall

change  immediately and contemporaneously with any change in  the

Prime  Rate.  All interest payable under the terms of  this  Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

     2.    Payments  and  Maturity.  The  unpaid  Principal  Sum,

together  with  interest thereon at the rate  or  rates  provided above, shall be payable as follows:

          (a)  Interest only on the unpaid Principal Sum shall be

due  and payable monthly, commencing October 31, 1997, and on the last day of each month thereafter to maturity; and

          (b)   Unless  sooner  paid, the unpaid  Principal  Sum,

together with interest accrued and unpaid thereon, shall  be  due and payable in full on May 31, 1998.

     The  fact that the balance hereunder may be reduced to  zero from  time to time pursuant to the Financing Agreement  will  not affect  the  continuing validity of this Note  or  the  Financing

Agreement, and the balance may be increased to the Principal  Sum after any such reduction to zero.

     3.    Default Interest.  Upon the occurrence and during  the

continuance of an Event of Default (as hereinafter defined),  the unpaid Principal Sum shall bear interest thereafter at a rate two percent  (2%)  per annum in excess of the then  current  rate  or rates of interest hereunder until such Event of Default is cured.

     4.    Late Charges.  If the Borrowers shall fail to make any

payment  under  the terms of this Note within fifteen  (15)  days after  the date such payment is due, the Borrowers shall  pay  to the Lender on demand a late charge equal to five percent (5%)  of such payment.

     5.    Application and Place of Payments.  All payments, made

on  account of this Note shall be applied first to the payment of any  late  charge then due hereunder, second to  the  payment  of

accrued   and  unpaid  interest  then  due  hereunder,  and   the

remainder, if any, shall be applied to the unpaid Principal  Sum.

All  payments  on account of this Note shall be  paid  in  lawful money  of  the United States of America in immediately  available funds  during  regular  business  hours  of  the  Lender  at  its principal office in Bethesda, Maryland or at such other times and places  as  the  Lender may at any time and  from  time  to  time designate  in writing to the Borrowers.  The Lender is authorized to  deduct  any  payment (including payments of principal  and/or interest  as  above provided) from the Borrowers' Account  Number

______________ on or after the date the payment is due; provided,

however,  that such authorization shall not be deemed to  relieve the  Borrowers  from their joint and several obligation  to  make such payment when it is due.

     6.    Financing  Agreement  and Other  Financing  Documents.

This  Note is the "Facility 4 Note" described in a Financing  and

Security  Agreement  of  even date  herewith  by  and  among  the

Borrowers,  Mountain Cable Construction Corp. ("Mountain  Cable")

and  the  Lender  (as  amended, modified, restated,  substituted,

extended  and  renewed at any time and from  time  to  time,  the

"Financing Agreement").  The indebtedness evidenced by this  Note is  included  within  the meaning of the  term  "Obligations"  as

defined   in   the  Financing  Agreement.   The  term  "Financing

Documents"  as  used  in this Note shall mean  collectively  this

Note,  the  Facility 1 Note, the Facility 2 Note, the Facility  2

Term Notes, the Facility 3 Note, the Financing Agreement and  any

other    instrument,    agreement,   or   document    previously,

simultaneously,  or  hereafter  executed  and  delivered  by  the

Borrowers, Mountain Cable and/or any other person, singularly  or

jointly    with   any   other   person,   evidencing,   securing,

guaranteeing, or in connection with the Principal Sum, this Note,

the  Facility  1 Note, the Facility 2 Note, the Facility  2  Term

Notes,  the Facility 3 Note and/or the Financing Agreement.   All

capitalized  terms  used herein and not otherwise  defined  shall have the meanings given to such terms in the Financing Agreement.

     7.    Security.   This Note is secured as  provided  in  the

Financing Agreement.

     8.    Events of Default.  The occurrence of any one or  more

of  the  following  events shall constitute an event  of  default

(individually,  an  "Event  of  Default"  and  collectively,  the

"Events of Default") under the terms of this Note:

          (a)   The failure of the Borrowers to pay to the Lender

when  due any after all applicable grace periods, if any and  all amounts payable by the Borrowers to the Lender under the terms of this Note; or

          (b)   The occurrence of an event of default (as defined

therein)  under  the terms and conditions of  any  of  the  other

Financing Documents.

     9.    Remedies.  Upon the occurrence of an Event of Default,

at the option of the Lender, all amounts payable by the Borrowers to  the  Lender  under the terms of this Note  shall  immediately become  due  and  payable by the Borrowers to the Lender  without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under  the terms of this Note, any of the other Financing Documents and  all

applicable  laws.   The Borrowers and all endorsers,  guarantors,

and  other  parties who may now or in the future be primarily  or secondarily liable for the payment of the indebtedness  evidenced by  this  Note  hereby severally waive presentment,  protest  and demand,  notice of protest, notice of demand and of dishonor  and non-payment  of this Note and expressly agree that this  Note  or any  payment hereunder may be extended from time to time  without in  any  way affecting the liability of the Borrowers, guarantors and endorsers.

     Until  such  time as the Lender is not committed  to  extend further  credit  to  the  Borrowers and all  Obligations  of  the

Borrowers  to the Lender have been indefeasibly paid in  full  in cash, and subject to and not in limitation of the provisions  set forth  in  the next following paragraph below, no Borrower  shall have any right of subrogation (whether contractual, arising under the  Bankruptcy Code or otherwise), reimbursement or contribution from any Borrower or any guarantor, nor any right of recourse  to its security for any of the debts and obligations of any Borrower

which  are  the  subject  of  this  Note.   Except  as  otherwise

expressly  permitted  by  the Financing Agreement,  any  and  all present and future debts and obligations of any Borrower  to  any other  Borrower are hereby subordinated to the full  payment  and performance  of  all present and future debts and obligations  to the  Lender under this Note and the Financing Agreement  and  the

Financing Documents, provided, however, notwithstanding  anything set  forth  in this Note to the contrary, prior to the occurrence of  a  payment Default, the Borrowers shall be permitted to  make payments  on account of any of such present and future debts  and obligations  from  time  to  time in accordance  with  the  terms thereof.

     Each  Borrower further agrees that, if any payment  made  by any  Borrower or any other person is applied to this Note and  is at any time annulled, set aside, rescinded, invalidated, declared to  be  fraudulent or preferential or otherwise  required  to  be refunded  or  repaid, or the proceeds of any  property  hereafter securing  this Note is required to be returned by the  Lender  to any  Borrower, its estate, trustee, receiver or any other  party,

including,   without   limitation,  such  Borrower,   under   any

bankruptcy  law,  state or federal law, common law  or  equitable cause,  then,  to  the extent of such payment or repayment,  such

Borrower's  liability hereunder (and any lien, security  interest or  other collateral securing such liability) shall be and remain in  full force and effect, as fully as if such payment had  never been  made, or, if prior thereto any such lien, security interest or  other collateral hereafter securing such Borrower's liability hereunder  shall have been released or terminated  by  virtue  of such  cancellation  or  surrender,  this  Note  (and  such  lien,

security  interest or other collateral) shall  be  reinstated  in full  force and effect, and such prior cancellation or  surrender shall  not  diminish,  release, discharge,  impair  or  otherwise affect  the obligations of such Borrower in respect of the amount of  such  payment  (or  any  lien,  security  interest  or  other collateral securing such obligation).

     The  JOINT  AND  SEVERAL obligations of each Borrower  under this  Note  shall be absolute, irrevocable and unconditional  and shall  remain  in  full  force and effect until  the  outstanding principal  of and interest on this Note and all other Obligations or  amounts  due hereunder and under the Financing Agreement  and the Financing Documents shall have been indefeasibly paid in full in  cash in accordance with the terms thereof and this Note shall have been canceled.

     10.    Expenses.   The  Borrowers,  jointly  and  severally,

promise  to pay to the Lender on demand by the Lender  all  costs and  expenses  incurred  by the Lender  in  connection  with  the collection  and  enforcement  of this  Note,  including,  without limitation, reasonable attorneys' fees and expenses and all court costs.

     11.  Notices.  Any notice, request, or demand to or upon the

Borrowers  or  the Lender shall be deemed to have  been  properly given or made when delivered in accordance with Section 11.01  of the Financing Agreement.

     12.   Miscellaneous.  Each right, power, and remedy  of  the

Lender as provided for in this Note or any of the other Financing

Documents, or now or hereafter existing under any applicable  law or  otherwise shall be cumulative and concurrent and shall be  in addition to every other right, power, or remedy provided  for  in this  Note  or  any of the other Financing Documents  or  now  or hereafter existing under any applicable law, and the exercise  or beginning  of the exercise by the Lender of any one  or  more  of

such   rights,  powers,  or  remedies  shall  not  preclude   the

simultaneous or later exercise by the Lender of any or  all  such other  rights, powers, or remedies.  No failure or delay  by  the

Lender  to  insist  upon  the strict  performance  of  any  term,

condition,  covenant, or agreement of this Note  or  any  of  the other  Financing Documents, or to exercise any right,  power,  or remedy  consequent  upon  a breach thereof,  shall  constitute  a waiver of any such term, condition, covenant, or agreement or  of any  such breach, or preclude the Lender from exercising any such right,  power, or remedy at a later time or times.  By  accepting payment after the due date of any amount payable under the  terms of  this Note, the Lender shall not be deemed to waive the  right either  to  require prompt payment when due of all other  amounts payable  under the terms of this Note or to declare an  Event  of

Default for the failure to effect such prompt payment of any such other amount.  No course of dealing or conduct shall be effective to  amend,  modify, waive, release, or change any  provisions  of this Note.

     13.  Partial Invalidity.  In the event any provision of this

Note  (or  any  part  of any provision) is held  by  a  court  of competent  jurisdiction to be invalid, illegal, or  unenforceable in  any respect, such invalidity, illegality, or unenforceability shall  not affect any other provision (or remaining part  of  the affected  provision)  of  this  Note;  but  this  Note  shall  be construed as if such invalid, illegal, or unenforceable provision

(or  part thereof) had not been contained in this Note, but  only to the extent it is invalid, illegal, or unenforceable.

     14.   Captions.   The  captions herein  set  forth  are  for

convenience  only  and shall not be deemed to define,  limit,  or describe the scope or intent of this Note.

     15.  Applicable Law.  Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the  State of Maryland even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

     16.  ARBITRATION.  ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG

THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT

OF THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS,

INCLUDING  ANY  CLAIM BASED ON OR ARISING FROM AN  ALLEGED  TORT,

SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE

FEDERAL  ARBITRATION  ACT (OR IF NOT APPLICABLE,  THE  APPLICABLE

STATE  LAW),  THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION

OF    COMMERCIAL    DISPUTES    OF   ENDISPUTE,    INC.,    D/B/A

J.A.M.S./ENDISPUTE ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH

BELOW.  IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL

CONTROL.   JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED  IN

ANY  COURT  HAVING  JURISDICTION.  ANY PARTY TO THIS  INSTRUMENT,

AGREEMENT  OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A  SUMMARY

OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY

OR  CLAIM TO WHICH THIS INSTRUMENT, AGREEMENT OR DOCUMENT RELATES

IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (A)   SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED  IN

MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S. WHO WILL

APPOINT   AN  ARBITRATOR.   IF  J.A.M.S.  IS  UNABLE  OR  LEGALLY

PRECLUDED  FROM ADMINISTERING THE ARBITRATION, THEN THE  AMERICAN

ARBITRATION  ASSOCIATION  WILL SERVE.  ALL  ARBITRATION  HEARINGS

WILL  BE  COMMENCED  WITHIN NINETY (90) DAYS OF  THE  DEMAND  FOR

ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON  A  SHOWING

OF  CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH  HEARING

FOR AN ADDITIONAL SIXTY (60) DAYS.

     (B)   RESERVATION  OF RIGHTS.  NOTHING IN  THIS  INSTRUMENT,

NOTE  SHALL  BE  DEEMED  TO: (I) LIMIT THE APPLICABILITY  OF  ANY

OTHERWISE  APPLICABLE STATUTES OF LIMITATION OR  REPOSE  AND  ANY

WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE LENDER

OF  THE  PROTECTION  AFFORDED TO  IT  BY  12  U.S.C.  91  OR  ANY

SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE  RIGHT  OF

THE  BANK:  (A) TO EXERCISE SELF HELP REMEDIES SUCH AS  (BUT  NOT

LIMITED  TO)  SETOFF,  OR (B) TO FORECLOSE AGAINST  ANY  REAL  OR

PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVI

SIONAL  OR  ANCILLARY  REMEDIES SUCH  AS  (BUT  NOT  LIMITED  TO)

INJUNCTIVE  RELIEF, WRIT OF POSSESSION OR THE  APPOINTMENT  OF  A

RECEIVER.   THE  LENDER  MAY  EXERCISE  SUCH  SELF  HELP  RIGHTS,

FORECLOSE  UPON  SUCH  PROPERTY, OR OBTAIN  SUCH  PROVISIONAL  OR

ANCILLARY  REMEDIES BEFORE, DURING OR AFTER THE PENDENCY  OF  ANY

ARBITRATION  PROCEEDING BROUGHT PURSUANT TO THIS  NOTE.   NEITHER

THE  EXERCISE  OF  SELF  HELP REMEDIES  NOR  THE  INSTITUTION  OR

MAINTENANCE  OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL  OR

ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF  ANY

PARTY,  INCLUDING THE CLAIMANT IN SUCH ACTION, TO  ARBITRATE  THE

MERITS  OF  THE CONTROVERSY OR CLAIM OCCASIONING RESORT  TO  SUCH

REMEDIES.

     17.    Consent  to  Jurisdiction.   Each  of  the  Borrowers

irrevocably submits to the jurisdiction of any state  or  federal court sitting in the State of Maryland over any suit, action,  or proceeding arising out of or relating to this Note.  Each of  the

Borrowers irrevocably waives, to the fullest extent permitted  by law,  any  objection  that it may now or hereafter  have  to  the laying  of venue of any such suit, action, or proceeding  brought in  any  such court and any claim that any such suit, action,  or proceeding  brought  in any such court has  been  brought  in  an inconvenient forum.  Final judgment in any such suit, action,  or proceeding  brought  in any such court shall  be  conclusive  and binding  upon the Borrowers and may be enforced in any  court  in which  the  Borrowers are subject to jurisdiction by a suit  upon such  judgment provided that service of process is effected  upon the  Borrowers as provided in this Note or as otherwise permitted by applicable law.

     18.   WAIVER OF TRIAL BY JURY.  EACH OF THE BORROWERS HEREBY

WAIVES  TRIAL  BY JURY IN ANY ACTION OR PROCEEDING TO  WHICH  THE

BORROWERS,  OR  EITHER OF THEM, AND THE LENDER  MAY  BE  PARTIES,

ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE  OR  (B)

THE  FINANCING DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT  THIS

WAIVER  CONSTITUTES  A  WAIVER OF TRIAL BY  JURY  OF  ALL  CLAIMS

AGAINST  ALL  PARTIES  TO SUCH ACTIONS OR PROCEEDINGS,  INCLUDING

CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE  BY

THE  BORROWERS,  AND  THE  BORROWERS  HEREBY  REPRESENT  THAT  NO

REPRESENTATIONS  OF  FACT  OR  OPINION  HAVE  BEEN  MADE  BY  ANY

INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR  TO  IN  ANY

WAY   MODIFY  OR  NULLIFY  ITS  EFFECT.   THE  BORROWERS  FURTHER

REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF  THIS

NOTE  AND  IN  THE  MAKING OF THIS WAIVER  BY  INDEPENDENT  LEGAL

COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS  HAD  THE

OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.



     IN  WITNESS WHEREOF, the Borrowers have caused this Note  to be  executed under seal by their duly authorized officers  as  of the date first written above.

WITNESS/ATTEST:                              ARGUSS HOLDINGS, INC.


______________________________
By:__________________________(SEAL)
                                              Arthur F. Trudel
                                              Chief Financial Officer

WITNESS/ATTEST:                              CONCEPTRONIC, INC.


______________________________
By:__________________________(SEAL)
                                              Arthur F. Trudel
                                              Vice President


                                REVOLVING PROMISSORY NOTE

$3,000,000.00                                 Rockville, Maryland
                                               September 11, 1997

     FOR  VALUE  RECEIVED, ARGUSS HOLDINGS,  INC.  a  corporation organized  under  the  laws of the State of  Delaware  and  WHITE

MOUNTAIN CABLE CONSTRUCTION CORP., a corporation organized  under the  laws of the State of Delaware (collectively, the "Borrowers"

and each a "Borrower"), jointly and severally, promise to pay  to the  order  of NATIONSBANK, N.A., a national banking association,

its  successors and assigns (the "Lender"), the principal sum  of

THREE  MILLION AND NO/100 DOLLARS ($3,000,000.00) (the "Principal

Sum"),  or  so  much thereof as has been or may be  advanced  and readvanced to or for the account of the Borrowers pursuant to the terms  and  conditions of the Financing Agreement (as hereinafter defined),  together with interest thereon at the  rate  or  rates hereinafter provided, in accordance with the following:

     1.    Interest.   Commencing  as  of  the  date  hereof  and

continuing until repayment in full of all sums due hereunder, all amounts  outstanding hereunder shall bear interest at  the  LIBOR

Rate  (as  hereinafter defined), plus one hundred and sixty  five basis  points (1.65%) rounded upwards to the nearest basis point.

For  purposes  hereof, the "LIBOR Rate" shall mean a  fluctuating rate  equal to the daily London Interbank Offered Rate for thirty

(30) day U.S. Dollar deposits as quoted by the Lender as of 11:00

A.M.  (Washington, D.C., time), which rate shall be adjusted  for any  Federal Reserve Board reserve requirements imposed upon  the

Lender  from time to time (the "LIBOR Rate").  The interest  rate on  all sums accruing interest at the LIBOR Rate under this  Note shall  change on the first day of each month, based on the  LIBOR

Rate  as  in effect on the last day of the immediately  preceding

month.   All interest payable under the terms of this Note  shall

be  calculated  on  the basis of a 360-day year  and  the  actual number of days elapsed.

     2.    Payments  and  Maturity.  The  unpaid  Principal  Sum,

together  with  interest thereon at the rate  or  rates  provided above, shall be payable as follows:

          (a)  Interest only on the unpaid Principal Sum shall be

due  and payable monthly, commencing October 31, 1997, and on the last day of each month thereafter to maturity; and

          (b)   Unless  sooner  paid, the unpaid  Principal  Sum,

together with interest accrued and unpaid thereon, shall  be  due and payable in full on May 31, 1998.

     The  fact that the balance hereunder may be reduced to  zero from  time to time pursuant to the Financing Agreement  will  not affect  the  continuing validity of this Note  or  the  Financing

Agreement, and the balance may be increased to the Principal  Sum after any such reduction to zero.

     3.    Default Interest.  Upon the occurrence of an Event  of

Default (as hereinafter defined), the unpaid Principal Sum  shall bear interest thereafter at a rate two percent (2%) per annum  in excess  of  the then current rate or rates of interest  hereunder until such Event of Default is cured.

     4.    Late Charges.  If the Borrowers shall fail to make any

payment  under  the terms of this Note within fifteen  (15)  days after  the date such payment is due, the Borrowers shall  pay  to the Lender on demand a late charge equal to five percent (5%)  of such payment.

     5.    Application and Place of Payments.  All payments, made

on  account of this Note shall be applied first to the payment of any  late  charge then due hereunder, second to  the  payment  of

accrued   and  unpaid  interest  then  due  hereunder,  and   the

remainder, if any, shall be applied to the unpaid Principal  Sum.

All  payments  on account of this Note shall be  paid  in  lawful money  of  the United States of America in immediately  available funds  during  regular  business  hours  of  the  Lender  at  its principal office in Bethesda, Maryland or at such other times and places  as  the  Lender may at any time and  from  time  to  time designate  in writing to the Borrowers.  The Lender is authorized to  deduct  any  payment (including payments of principal  and/or interest  as  above provided) from the Borrowers' Account  Number

______________ on or after the date the payment is due; provided,

however,  that such authorization shall not be deemed to  relieve the  Borrowers  from their joint and several obligation  to  make such payment when it is due.

     6.     Prepayment.  The Borrowers may prepay  the  Principal

Sum  in  whole  or  in part, at any time or from  time  to  time,

without premium or penalty.  Any prepayment, in whole or in part,

will  not  affect the Borrowers' joint and several obligation  to continue making payment in connection with any swap agreement (as defined  in 11 U.S.C. 101), which will remain in full  force  and effect notwithstanding that prepayment.

     7.    Financing  Agreement  and Other  Financing  Documents.

This  Note is the "Facility 3 Note" described in a Financing  and

Security  Agreement  of  even date  herewith  by  and  among  the

Borrowers, Conceptronic, Inc. ("Conceptronic") and the Lender (as

amended, modified, restated, substituted, extended and renewed at any  time and from time to time, the "Financing Agreement").  The indebtedness  evidenced  by  this Note  is  included  within  the meaning  of  the term "Obligations" as defined in  the  Financing

Agreement.  The term "Financing Documents" as used in  this  Note shall  mean  collectively this Note, the  Facility  1  Note,  the

Facility 2 Note, the Facility 2 Term Notes, the Facility 4  Note,

the  Financing Agreement and any other instrument, agreement,  or document  previously, simultaneously, or hereafter  executed  and delivered by the Borrowers, Conceptronic and/or any other person,

singularly   or  jointly  with  any  other  person,   evidencing,

securing, guaranteeing, or in connection with the Principal  Sum,

this Note, the Facility 1 Note, the Facility 2 Note, the Facility

2   Term  Notes,  the  Facility  4  Note   and/or  the  Financing

Agreement.   All capitalized terms used herein and not  otherwise

defined  shall  have  the meanings given to  such  terms  in  the

Financing Agreement.

     8.    Security.   This Note is secured as  provided  in  the

Financing Agreement.

     9.    Events of Default.  The occurrence of any one or  more

of  the  following  events shall constitute an event  of  default

(individually,  an  "Event  of  Default"  and  collectively,  the

"Events of Default") under the terms of this Note:

          (a)   The failure of the Borrowers to pay to the Lender

when  due,  after all applicable grace periods, if any,  and  all amounts payable by the Borrowers to the Lender under the terms of this Note; or

          (b)   The occurrence of an event of default (as defined

therein)  under  the terms and conditions of  any  of  the  other

Financing Documents.

     10.   Remedies.  Upon the occurrence of an Event of Default,

at the option of the Lender, all amounts payable by the Borrowers to  the  Lender  under the terms of this Note  shall  immediately become  due  and  payable by the Borrowers to the Lender  without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under  the terms of this Note, any of the other Financing Documents and  all

applicable  laws.   The Borrowers and all endorsers,  guarantors,

and  other  parties who may now or in the future be primarily  or secondarily liable for the payment of the indebtedness  evidenced by  this  Note  hereby severally waive presentment,  protest  and demand,  notice of protest, notice of demand and of dishonor  and non-payment  of this Note and expressly agree that this  Note  or any  payment hereunder may be extended from time to time  without in  any  way affecting the liability of the Borrowers, guarantors and endorsers.

       Until  such time as the Lender is not committed to  extend further  credit  to  the  Borrowers and all  Obligations  of  the

Borrowers  to the Lender have been indefeasibly paid in  full  in cash, and subject to and not in limitation of the provisions  set forth  in  the  next  following  paragraph  below,  none  of  the

Borrowers   shall   have   any  right  of  subrogation   (whether

contractual,  arising under the Bankruptcy  Code  or  otherwise),

reimbursement  or contribution from any of the Borrowers  or  any guarantor, nor any right of recourse to its security for  any  of the  debts and obligations of any of the Borrowers which are  the subject of this Note.  Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations  of any of the Borrowers to either of  the  Borrowers are  hereby  subordinated to the full payment and performance  of all  present and future debts and obligations to the Lender under

this   Note   and  the  Financing  Agreement  and  the  Financing

Documents, provided, however, notwithstanding anything set  forth in  this  Note  to  the contrary, prior to the  occurrence  of  a payment  Default,  the  Borrowers  shall  be  permitted  to  make payments  on account of any of such present and future debts  and obligations  from  time  to  time in accordance  with  the  terms thereof.

     Each  of  the  Borrowers further agree that, if any  payment made by either of the Borrowers or any other person is applied to this  Note  and  is  at any time annulled, set aside,  rescinded,

invalidated,  declared  to  be  fraudulent  or  preferential   or

otherwise  required to be refunded or repaid, or the proceeds  of any  property  hereafter securing this Note  is  required  to  be returned  by  the Lender to either of the Borrowers, its  estate,

trustee,   receiver  or  any  other  party,  including,   without

limitation,  such Borrower, under any bankruptcy  law,  state  or federal  law, common law or equitable cause, then, to the  extent of such payment or repayment, such Borrower's liability hereunder

(and  any  lien,  security interest or other collateral  securing such liability) shall be and remain in full force and effect,  as fully  as  if  such  payment had never been made,  or,  if  prior thereto  any  such  lien, security interest or  other  collateral hereafter securing such Borrower's liability hereunder shall have been  released  or terminated by virtue of such  cancellation  or surrender, this Note (and such lien, security interest  or  other collateral)  shall be reinstated in full force  and  effect,  and such prior cancellation or surrender shall not diminish, release,

discharge,  impair  or otherwise affect the obligations  of  such

Borrower  in respect of the amount of such payment (or any  lien,

security interest or other collateral securing such obligation).

     The  JOINT  AND SEVERAL obligations of each of the Borrowers under  this Note shall be absolute, irrevocable and unconditional and  shall  remain in full force and effect until the outstanding principal  of and interest on this Note and all other Obligations or  amounts  due hereunder and under the Financing Agreement  and the Financing Documents shall have been indefeasibly paid in full in  cash in accordance with the terms thereof and this Note shall have been canceled.

     11.    Expenses.   The  Borrowers,  jointly  and  severally,

promise  to pay to the Lender on demand by the Lender  all  costs and  expenses  incurred  by the Lender  in  connection  with  the collection  and  enforcement  of this  Note,  including,  without limitation, reasonable attorneys' fees and expenses and all court costs.

     12.  Notices.  Any notice, request, or demand to or upon the

Borrowers  or  the Lender shall be deemed to have  been  properly given or made when delivered in accordance with Section 11.01  of the Financing Agreement.

     13.   Miscellaneous.  Each right, power, and remedy  of  the

Lender as provided for in this Note or any of the other Financing

Documents, or now or hereafter existing under any applicable  law or  otherwise shall be cumulative and concurrent and shall be  in addition to every other right, power, or remedy provided  for  in this  Note  or  any of the other Financing Documents  or  now  or hereafter existing under any applicable law, and the exercise  or beginning  of the exercise by the Lender of any one  or  more  of

such   rights,  powers,  or  remedies  shall  not  preclude   the

simultaneous or later exercise by the Lender of any or  all  such other  rights, powers, or remedies.  No failure or delay  by  the

Lender  to  insist  upon  the strict  performance  of  any  term,

condition,  covenant, or agreement of this Note  or  any  of  the other  Financing Documents, or to exercise any right,  power,  or remedy  consequent  upon  a breach thereof,  shall  constitute  a waiver of any such term, condition, covenant, or agreement or  of any  such breach, or preclude the Lender from exercising any such right,  power, or remedy at a later time or times.  By  accepting payment after the due date of any amount payable under the  terms of  this Note, the Lender shall not be deemed to waive the  right either  to  require prompt payment when due of all other  amounts payable  under the terms of this Note or to declare an  Event  of

Default for the failure to effect such prompt payment of any such other amount.  No course of dealing or conduct shall be effective to  amend,  modify, waive, release, or change any  provisions  of this Note.

     14.  Partial Invalidity.  In the event any provision of this

Note  (or  any  part  of any provision) is held  by  a  court  of competent  jurisdiction to be invalid, illegal, or  unenforceable in  any respect, such invalidity, illegality, or unenforceability shall  not affect any other provision (or remaining part  of  the affected  provision)  of  this  Note;  but  this  Note  shall  be construed as if such invalid, illegal, or unenforceable provision

(or  part thereof) had not been contained in this Note, but  only to the extent it is invalid, illegal, or unenforceable.

     15.   Captions.   The  captions herein  set  forth  are  for

convenience  only  and shall not be deemed to define,  limit,  or describe the scope or intent of this Note.

     16.  Applicable Law.  Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the  State of  Maryland, even though for the convenience and at the  request of the Borrowers, this Note may be executed elsewhere.

     17.    ARBITRATION.   ANY CONTROVERSY OR  CLAIM  BETWEEN  OR

AMONG  THE  PARTIES  HERETO INCLUDING BUT NOT  LIMITED  TO  THOSE

ARISING  OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS,  AGREEMENTS

OR  DOCUMENTS,  INCLUDING ANY CLAIM BASED ON OR ARISING  FROM  AN

ALLEGED  TORT,  SHALL  BE  DETERMINED BY BINDING  ARBITRATION  IN

ACCORDANCE  WITH THE FEDERAL ARBITRATION ACT (OR  IF  NOT  APPLIC

ABLE,  THE  APPLICABLE  STATE LAW), THE  RULES  OF  PRACTICE  AND

PROCEDURE  FOR  ARBITRATION OF COMMERCIAL DISPUTES OF  ENDISPUTE,

INC.,  D/B/A  J.A.M.S./ENDISPUTE ("J.A.M.S.")  AND  THE  "SPECIAL

RULES"  SET  FORTH BELOW.  IN THE EVENT OF AN INCONSISTENCY,  THE

SPECIAL RULES SHALL CONTROL.  JUDGMENT UPON ANY ARBITRATION AWARD

MAY  BE  ENTERED IN ANY COURT HAVING JURISDICTION.  ANY PARTY  TO

THIS  INSTRUMENT,  AGREEMENT OR DOCUMENT MAY  BRING  ANY  ACTION,

INCLUDING   A   SUMMARY  OR  EXPEDITED  PROCEEDING,   TO   COMPEL

ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT,

AGREEMENT  OR  DOCUMENT RELATES IN ANY COURT HAVING  JURISDICTION

OVER SUCH ACTION.

          (A)  SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED

IN  MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S.  WHO

WILL  APPOINT  AN ARBITRATOR.  IF J.A.M.S. IS UNABLE  OR  LEGALLY

PRECLUDED  FROM ADMINISTERING THE ARBITRATION, THEN THE  AMERICAN

ARBITRATION  ASSOCIATION  WILL SERVE.  ALL  ARBITRATION  HEARINGS

WILL  BE  COMMENCED  WITHIN NINETY (90) DAYS OF  THE  DEMAND  FOR

ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON  A  SHOWING

OF  CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH  HEARING

FOR AN ADDITIONAL SIXTY (60) DAYS.

          (B)    RESERVATION   OF  RIGHTS.    NOTHING   IN   THIS

INSTRUMENT,  NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY

OF  ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND

ANY  WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER  BY  THE

LENDER  OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. 91  OR  ANY

SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE  RIGHT  OF

THE  LENDER: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT  NOT

LIMITED  TO)  SETOFF,  OR (B) TO FORECLOSE AGAINST  ANY  REAL  OR

PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVI

SIONAL  OR  ANCILLARY  REMEDIES SUCH  AS  (BUT  NOT  LIMITED  TO)

INJUNCTIVE  RELIEF, WRIT OF POSSESSION OR THE  APPOINTMENT  OF  A

RECEIVER.   THE  LENDER  MAY  EXERCISE  SUCH  SELF  HELP  RIGHTS,

FORECLOSE  UPON  SUCH  PROPERTY, OR OBTAIN  SUCH  PROVISIONAL  OR

ANCILLARY  REMEDIES BEFORE, DURING OR AFTER THE PENDENCY  OF  ANY

ARBITRATION  PROCEEDING BROUGHT PURSUANT TO THIS  NOTE.   NEITHER

THE  EXERCISE  OF  SELF  HELP REMEDIES  NOR  THE  INSTITUTION  OR

MAINTENANCE  OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL  OR

ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF  ANY

PARTY,  INCLUDING THE CLAIMANT IN SUCH ACTION, TO  ARBITRATE  THE

MERITS  OF  THE CONTROVERSY OR CLAIM OCCASIONING RESORT  TO  SUCH

REMEDIES.

     18.    Consent  to  Jurisdiction.   Each  of  the  Borrowers

irrevocably submits to the jurisdiction of any state  or  federal court sitting in the State of Maryland over any suit, action,  or proceeding arising out of or relating to this Note.  Each of  the

Borrowers irrevocably waives, to the fullest extent permitted  by law,  any  objection  that it may now or hereafter  have  to  the laying  of venue of any such suit, action, or proceeding  brought in  any  such court and any claim that any such suit, action,  or proceeding  brought  in any such court has  been  brought  in  an inconvenient forum.  Final judgment in any such suit, action,  or proceeding  brought  in any such court shall  be  conclusive  and binding  upon the Borrowers and may be enforced in any  court  in which  the  Borrowers are subject to jurisdiction by a suit  upon such  judgment provided that service of process is effected  upon the  Borrowers as provided in this Note or as otherwise permitted by applicable law.

     19.   WAIVER OF TRIAL BY JURY.  EACH OF THE BORROWERS HEREBY

WAIVES  TRIAL  BY JURY IN ANY ACTION OR PROCEEDING TO  WHICH  THE

BORROWERS,  OR  EITHER OF THEM, AND THE LENDER  MAY  BE  PARTIES,

ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE  OR  (B)

THE  FINANCING DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT  THIS

WAIVER  CONSTITUTES  A  WAIVER OF TRIAL BY  JURY  OF  ALL  CLAIMS

AGAINST  ALL  PARTIES  TO SUCH ACTIONS OR PROCEEDINGS,  INCLUDING

CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE  BY

THE  BORROWERS,  AND  THE  BORROWERS  HEREBY  REPRESENT  THAT  NO

REPRESENTATIONS  OF  FACT  OR  OPINION  HAVE  BEEN  MADE  BY  ANY

INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR  TO  IN  ANY

WAY   MODIFY  OR  NULLIFY  ITS  EFFECT.   THE  BORROWERS  FURTHER

REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF  THIS

NOTE  AND  IN  THE  MAKING OF THIS WAIVER  BY  INDEPENDENT  LEGAL

COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE  HAD

THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     IN  WITNESS WHEREOF, the Borrowers have caused this Note  to be  executed under seal by their duly authorized officers  as  of the date first written above.

WITNESS/ATTEST:                         ARGUSS HOLDINGS, INC.



______________________________
By:______________________________(SEAL)
                                        Arthur F. Trudel
                                        Chief Financial Officer

WITNESS/ATTEST:                          WHITE  MOUNTAIN  CONSTRUCTION
CABLE CORP.



______________________________
By:______________________________(SEAL)
                                         H. Haywood Miller, III
                                         Vice President


                                TERM PROMISSORY NOTE

$4,000,000.00
Rockville, Maryland
                                               September 11, 1997

     FOR  VALUE  RECEIVED, ARGUSS HOLDINGS,  INC.  a  corporation organized  under  the  laws of the State of  Delaware  and  WHITE

MOUNTAIN CABLE CONSTRUCTION CORP., a corporation organized  under the  laws of the State of Delaware (collectively, the "Borrowers"

and each a "Borrower"), jointly and severally, promise to pay  to the  order  of NATIONSBANK, N.A., a national banking association,

its  successors and assigns (the "Lender"), the principal sum  of

FOUR  MILLION AND NO/100 DOLLARS ($4,000,000.00) (the  "Principal

Sum"),  together  with  interest thereon at  the  rate  or  rates hereinafter provided, in accordance with the following:

     1.    Interest.    Commencing as  of  the  date  hereof  and

continuing until repayment in full of all sums due hereunder, all amounts  outstanding hereunder shall bear interest at  the  LIBOR

Rate  (as hereinafter defined), plus one hundred and seventy five basis  points (1.75%) rounded upward to the nearest basis  point.

For  purposes  hereof, the "LIBOR Rate" shall mean a  fluctuating rate  equal to the daily London Interbank Offered Rate for thirty

(30)  days  U.S. Dollar deposits as quoted by the  Lender  as  of

11:00 A.M. (Washington, D.C., time), which rate shall be adjusted for  any Federal Reserve Board reserve requirements imposed  upon the  Lender  from time to time (the "LIBOR Rate").  The  interest rate  on all sums accruing interest at the LIBOR Rate under  this

Note  shall change on the first day of each  month, based on  the

LIBOR Rate as of the last day of the immediately preceding month.

All  interest  payable  under the terms of  this  Note  shall  be calculated  on the basis of a 360-day year and the actual  number of days elapsed.

     2.    Payments  and  Maturity.  The  unpaid  Principal  Sum,

together  with  interest thereon at the rate  or  rates  provided above, shall be payable as follows:

          (a)   The unpaid Principal Sum shall be due and payable

in  monthly installments of principal in the amount of $66,666.66 each,  plus  accrued and unpaid interest, commencing October  31,

1997, and on the last day of each month thereafter to maturity;

          (b)   Unless  sooner  paid, the unpaid  Principal  Sum,

together with interest accrued and unpaid thereon, shall  be  due and payable in full on September 9, 2002.

     3.    Default Interest.  Upon the occurrence of an Event  of

Default (as hereinafter defined), the unpaid Principal Sum  shall bear interest thereafter at a rate two percent (2%) per annum  in excess  of  the then current rate or rates of interest  hereunder until such Event of Default is cured.

     4.    Late Charges.  If the Borrowers shall fail to make any

payment  under  the terms of this Note within fifteen  (15)  days after  the date such payment is due, the Borrowers shall  pay  to the Lender on demand a late charge equal to five percent (5%)  of such payment.

     5.    Application and Place of Payments.  All payments, made

on  account of this Note shall be applied first to the payment of any  late  charge then due hereunder, second to  the  payment  of

accrued   and  unpaid  interest  then  due  hereunder,  and   the

remainder, if any, shall be applied to the unpaid Principal  Sum,

with  application  first made to all principal installments  then due  hereunder, next to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the  inverse order of maturities.  Notwithstanding any  provision contained  herein  to the contrary, any portion  of  a  permitted partial  prepayment applied to the unpaid Principal Sum shall  be applied first to the outstanding principal balance due and  owing at  maturity and thereafter to the principal payments due in  the inverse  order  of maturities.  All payments on account  of  this

Note  shall  be  paid  in lawful money of the  United  States  of

America  in  immediately available funds during regular  business hours of the Lender at its principal office in Bethesda, Maryland or  at such other times and places as the Lender may at any  time and from time to time designate in writing to the Borrowers.  The

Lender is authorized to deduct any payment (including payments of principal  and/or interest as above provided) from the Borrowers'

Account Number _____________ on or after the date the payment  is due;  provided,  however, that such authorization  shall  not  be deemed  to  relieve  the Borrowers from their joint  and  several obligation to make such payment when it is due.

     6.    Financing  Agreement  and Other  Financing  Documents.

This  Note is the "Facility 1 Note" described in a Financing  and

Security  Agreement  of  even date  herewith  by  and  among  the

Borrowers, Conceptronic, Inc. ("Conceptronic") and the Lender (as

amended, modified, restated, substituted, extended and renewed at any  time and from time to time, the "Financing Agreement").  The indebtedness  evidenced  by  this Note  is  included  within  the meaning  of  the term "Obligations" as defined in  the  Financing

Agreement.  The term "Financing Documents" as used in  this  Note shall  mean  collectively this Note, the  Facility  2  Note,  the

Facility 2 Term Notes, the Facility 3 Note, the Facility 4  Note,

the  Financing Agreement and any other instrument, agreement,  or document  previously, simultaneously, or hereafter  executed  and delivered by the Borrowers, Conceptronic and/or any other person,

singularly   or  jointly  with  any  other  person,   evidencing,

securing, guaranteeing, or in connection with the Principal  Sum,

this  Note,  the Facility 2 Note, the Facility 2 Term Notes,  the

Facility  3  Note,  the  Facility 4 Note   and/or  the  Financing

Agreement.   All capitalized terms used herein and not  otherwise

defined  shall  have  the meanings given to  such  terms  in  the

Financing Agreement.

     7.    Prepayment.     The Borrowers may prepay the Principal

Sum  in  whole  or  in part, at any time or from  time  to  time,

without premium or penalty.  Any prepayment, in whole or in part,

will  not  affect the Borrowers' joint and several obligation  to continue making payment in connection with any swap agreement (as defined  in 11 U.S.C. 101), which will remain in full  force  and effect notwithstanding that prepayment.

     8.    Security.   This Note is secured as  provided  in  the

Financing Agreement.

     9.    Events of Default.  The occurrence of any one or  more

of  the  following  events shall constitute an event  of  default

(individually,  an  "Event  of  Default"  and  collectively,  the

"Events of Default") under the terms of this Note:

          (a)   The failure of the Borrowers to pay to the Lender

when due, after all applicable cure periods, if any, any and  all amounts payable by the Borrowers to the Lender under the terms of this Note; or

          (b)   The occurrence of an event of default (as defined

therein)  under  the terms and conditions of  any  of  the  other

Financing Documents.

     10.   Remedies.  Upon the occurrence of an Event of Default,

at the option of the Lender, all amounts payable by the Borrowers to  the  Lender  under the terms of this Note  shall  immediately become  due  and  payable by the Borrowers to the Lender  without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under  the terms of this Note, any of the other Financing Documents and  all

applicable  laws.   The Borrowers and all endorsers,  guarantors,

and  other  parties who may now or in the future be primarily  or secondarily liable for the payment of the indebtedness  evidenced by  this  Note  hereby severally waive presentment,  protest  and demand,  notice of protest, notice of demand and of dishonor  and non-payment  of this Note and expressly agree that this  Note  or any  payment hereunder may be extended from time to time  without in  any  way affecting the liability of the Borrowers, guarantors and endorsers.

       Until  such time as the Lender is not committed to  extend further  credit  to  the  Borrowers and all  Obligations  of  the

Borrowers  to the Lender have been indefeasibly paid in  full  in cash, and subject to and not in limitation of the provisions  set forth  in the next following paragraph below, the Borrowers shall not  have any right of subrogation (whether contractual,  arising

under  the  Bankruptcy  Code  or  otherwise),  reimbursement   or

contribution from any of the Borrowers or any guarantor, nor  any right  of  recourse  to its security for any  of  the  debts  and obligations of any of the Borrowers which are the subject of this

Note.   Except as otherwise expressly permitted by the  Financing

Agreement,  any and all present and future debts and  obligations of  any  of the  Borrowers to either of the Borrowers are  hereby subordinated to the full payment and performance of  all  present and  future debts and obligations to the Lender under  this  Note

and   the   Financing  Agreement  and  the  Financing  Documents,

provided,  however, notwithstanding anything set  forth  in  this

Note  to  the  contrary,  prior to the occurrence  of  a  payment

Default,  the  Borrowers shall be permitted to make  payments  on account  of  any of such present and future debts and obligations from time to time in accordance with the terms thereof.

     The Borrowers further agree that, if any payment made by any of  the Borrowers or any other person is applied to this Note and is  at  any  time  annulled, set aside,  rescinded,  invalidated,

declared  to be fraudulent or preferential or otherwise  required to  be  refunded  or  repaid, or the  proceeds  of  any  property hereafter  securing this Note is required to be returned  by  the

Lender to any of the Borrowers, its estate, trustee, receiver  or any  other  party, including, without limitation, such  Borrower,

under  any  bankruptcy law, state or federal law, common  law  or

equitable  cause,  then,  to  the  extent  of  such  payment   or

repayment,  such Borrower's liability hereunder  (and  any  lien,

security  interest or other collateral securing  such  liability)

shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such  lien,

security  interest  or other collateral hereafter  securing  such

Borrower's  liability  hereunder  shall  have  been  released  or terminated by virtue of such cancellation or surrender, this Note

(and  such lien, security interest or other collateral) shall  be reinstated  in full force and effect, and such prior cancellation or  surrender shall not diminish, release, discharge,  impair  or otherwise  affect the obligations of such Borrower in respect  of the  amount  of such payment (or any lien, security  interest  or other collateral securing such obligation).

     The  JOINT  AND SEVERAL obligations of each of the Borrowers under  this Note shall be absolute, irrevocable and unconditional and  shall  remain in full force and effect until the outstanding principal  of and interest on this Note and all other Obligations or  amounts  due hereunder and under the Financing Agreement  and the Financing Documents shall have been indefeasibly paid in full in  cash in accordance with the terms thereof and this Note shall have been canceled.

     11.    Expenses.   The  Borrowers,  jointly  and  severally,

promise  to pay to the Lender on demand by the Lender  all  costs and  expenses  incurred  by the Lender  in  connection  with  the collection  and  enforcement  of this  Note,  including,  without limitation, reasonable attorneys' fees and expenses and all court costs.

     12.  Notices.  Any notice, request, or demand to or upon the

Borrowers  or  the Lender shall be deemed to have  been  properly given or made when delivered in accordance with Section 11.01  of the Financing Agreement.

     13.   Miscellaneous.  Each right, power, and remedy  of  the

Lender as provided for in this Note or any of the other Financing

Documents, or now or hereafter existing under any applicable  law or  otherwise shall be cumulative and concurrent and shall be  in addition to every other right, power, or remedy provided  for  in this  Note  or  any of the other Financing Documents  or  now  or hereafter existing under any applicable law, and the exercise  or beginning  of the exercise by the Lender of any one  or  more  of

such   rights,  powers,  or  remedies  shall  not  preclude   the

simultaneous or later exercise by the Lender of any or  all  such other  rights, powers, or remedies.  No failure or delay  by  the

Lender  to  insist  upon  the strict  performance  of  any  term,

condition,  covenant, or agreement of this Note  or  any  of  the other  Financing Documents, or to exercise any right,  power,  or remedy  consequent  upon  a breach thereof,  shall  constitute  a waiver of any such term, condition, covenant, or agreement or  of any  such breach, or preclude the Lender from exercising any such right,  power, or remedy at a later time or times.  By  accepting payment after the due date of any amount payable under the  terms of  this Note, the Lender shall not be deemed to waive the  right either  to  require prompt payment when due of all other  amounts payable  under the terms of this Note or to declare an  Event  of

Default for the failure to effect such prompt payment of any such other amount.  No course of dealing or conduct shall be effective to  amend,  modify, waive, release, or change any  provisions  of this Note.

     14.  Partial Invalidity.  In the event any provision of this

Note  (or  any  part  of any provision) is held  by  a  court  of competent  jurisdiction to be invalid, illegal, or  unenforceable in  any respect, such invalidity, illegality, or unenforceability shall  not affect any other provision (or remaining part  of  the affected  provision)  of  this  Note;  but  this  Note  shall  be construed as if such invalid, illegal, or unenforceable provision

(or  part thereof) had not been contained in this Note, but  only to the extent it is invalid, illegal, or unenforceable.

     15.   Captions.   The  captions herein  set  forth  are  for

convenience  only  and shall not be deemed to define,  limit,  or describe the scope or intent of this Note.

     16.  Applicable Law.  Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the  State of  Maryland, even though for the convenience and at the  request of the Borrowers, this Note may be executed elsewhere.

     17.    ARBITRATION.   ANY CONTROVERSY OR  CLAIM  BETWEEN  OR

AMONG  THE  PARTIES  HERETO INCLUDING BUT NOT  LIMITED  TO  THOSE

ARISING  OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS,  AGREEMENTS

OR  DOCUMENTS,  INCLUDING ANY CLAIM BASED ON OR ARISING  FROM  AN

ALLEGED  TORT,  SHALL  BE  DETERMINED BY BINDING  ARBITRATION  IN

ACCORDANCE  WITH THE FEDERAL ARBITRATION ACT (OR  IF  NOT  APPLIC

ABLE,  THE  APPLICABLE  STATE LAW), THE  RULES  OF  PRACTICE  AND

PROCEDURE  FOR  ARBITRATION OF COMMERCIAL DISPUTES OF  ENDISPUTE,

INC.,  D/B/A  J.A.M.S./ENDISPUTE ("J.A.M.S.")  AND  THE  "SPECIAL

RULES"  SET  FORTH BELOW.  IN THE EVENT OF AN INCONSISTENCY,  THE

SPECIAL RULES SHALL CONTROL.  JUDGMENT UPON ANY ARBITRATION AWARD

MAY  BE  ENTERED IN ANY COURT HAVING JURISDICTION.  ANY PARTY  TO

THIS  INSTRUMENT,  AGREEMENT OR DOCUMENT MAY  BRING  ANY  ACTION,

INCLUDING   A   SUMMARY  OR  EXPEDITED  PROCEEDING,   TO   COMPEL

ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT,

AGREEMENT  OR  DOCUMENT RELATES IN ANY COURT HAVING  JURISDICTION

OVER SUCH ACTION.

          (A)  SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED

IN  MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S.  WHO

WILL  APPOINT  AN ARBITRATOR.  IF J.A.M.S. IS UNABLE  OR  LEGALLY

PRECLUDED  FROM ADMINISTERING THE ARBITRATION, THEN THE  AMERICAN

ARBITRATION  ASSOCIATION  WILL SERVE.  ALL  ARBITRATION  HEARINGS

WILL  BE  COMMENCED  WITHIN NINETY (90) DAYS OF  THE  DEMAND  FOR

ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON  A  SHOWING

OF  CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH  HEARING

FOR AN ADDITIONAL SIXTY (60) DAYS.

          (B)    RESERVATION   OF  RIGHTS.    NOTHING   IN   THIS

INSTRUMENT,  NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY

OF  ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND

ANY  WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER  BY  THE

LENDER  OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. 91  OR  ANY

SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE  RIGHT  OF

THE  LENDER: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT  NOT

LIMITED  TO)  SETOFF,  OR (B) TO FORECLOSE AGAINST  ANY  REAL  OR

PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVI

SIONAL  OR  ANCILLARY  REMEDIES SUCH  AS  (BUT  NOT  LIMITED  TO)

INJUNCTIVE  RELIEF, WRIT OF POSSESSION OR THE  APPOINTMENT  OF  A

RECEIVER.   THE  LENDER  MAY  EXERCISE  SUCH  SELF  HELP  RIGHTS,

FORECLOSE  UPON  SUCH  PROPERTY, OR OBTAIN  SUCH  PROVISIONAL  OR

ANCILLARY  REMEDIES BEFORE, DURING OR AFTER THE PENDENCY  OF  ANY

ARBITRATION  PROCEEDING BROUGHT PURSUANT TO THIS  NOTE.   NEITHER

THE  EXERCISE  OF  SELF  HELP REMEDIES  NOR  THE  INSTITUTION  OR

MAINTENANCE  OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL  OR

ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF  ANY

PARTY,  INCLUDING THE CLAIMANT IN SUCH ACTION, TO  ARBITRATE  THE

MERITS  OF  THE CONTROVERSY OR CLAIM OCCASIONING RESORT  TO  SUCH

REMEDIES.

     18.    Consent  to  Jurisdiction.   Each  of  the  Borrowers

irrevocably submits to the jurisdiction of any state  or  federal court sitting in the State of Maryland over any suit, action,  or proceeding arising out of or relating to this Note.  Each of  the

Borrowers irrevocably waives, to the fullest extent permitted  by law,  any  objection  that it may now or hereafter  have  to  the laying  of venue of any such suit, action, or proceeding  brought in  any  such court and any claim that any such suit, action,  or proceeding  brought  in any such court has  been  brought  in  an inconvenient forum.  Final judgment in any such suit, action,  or proceeding  brought  in any such court shall  be  conclusive  and binding  upon the Borrowers and may be enforced in any  court  in which  the  Borrowers are subject to jurisdiction by a suit  upon such  judgment provided that service of process is effected  upon the  Borrowers as provided in this Note or as otherwise permitted by applicable law.

     19.   WAIVER OF TRIAL BY JURY.  EACH OF THE BORROWERS HEREBY

WAIVES  TRIAL  BY JURY IN ANY ACTION OR PROCEEDING TO  WHICH  THE

BORROWERS,  OR  EITHER OF THEM, AND THE LENDER  MAY  BE  PARTIES,

ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE  OR  (B)

THE  FINANCING DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT  THIS

WAIVER  CONSTITUTES  A  WAIVER OF TRIAL BY  JURY  OF  ALL  CLAIMS

AGAINST  ALL  PARTIES  TO SUCH ACTIONS OR PROCEEDINGS,  INCLUDING

CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE  BY

THE  BORROWERS,  AND  THE  BORROWERS  HEREBY  REPRESENT  THAT  NO

REPRESENTATIONS  OF  FACT  OR  OPINION  HAVE  BEEN  MADE  BY  ANY

INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR  TO  IN  ANY

WAY   MODIFY  OR  NULLIFY  ITS  EFFECT.   THE  BORROWERS  FURTHER

REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF  THIS

NOTE  AND  IN  THE  MAKING OF THIS WAIVER  BY  INDEPENDENT  LEGAL

COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE  HAD

THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     IN  WITNESS WHEREOF, the Borrowers have caused this Note  to be  executed under seal by their duly authorized officers  as  of the date first written above.

WITNESS/ATTEST:                    ARGUSS HOLDINGS, INC.



______________________________
By:__________________________________(SEAL)
                                         Arthur F. Trudel
                                         Chief Financial Officer

WITNESS/ATTEST:                                      WHITE    MOUNTAIN
                                   CONSTRUCTION CABLE CORP.


______________________________
By:__________________________________(SEAL)
                                        H. Haywood Miller, III
                                        Vice President